UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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|_|	Preliminary Proxy Statement

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|X|	Definitive Proxy Statement

|_|	Definitive Additional Materials

|_|	Soliciting Material Pursuant to §240.14a-12

BlackRock Apex Municipal Fund, Inc.
BlackRock California Municipal 2018 Term Trust
BlackRock California Municipal Income Trust
BlackRock Core Bond Trust
BlackRock Credit Allocation Income Trust III
BlackRock Credit Allocation Income Trust IV
BlackRock Defined Opportunity Credit Trust
BlackRock Dividend Achievers™ Trust
BlackRock EcoSolutions Investment Trust
BlackRock Energy and Resources Trust
BlackRock Enhanced Dividend Achievers™ Trust
BlackRock Floating Rate Income Trust
BlackRock Florida Municipal 2020 Term Trust
BlackRock Global Opportunities Equity Trust
BlackRock Health Sciences Trust
BlackRock High Income Shares
BlackRock High Yield Trust
BlackRock Income Opportunity Trust, Inc.
BlackRock Income Trust, Inc.
BlackRock Insured Municipal Income Investment Trust
BlackRock Insured Municipal Income Trust
BlackRock International Growth and Income Trust
BlackRock Investment Quality Municipal Income Trust
BlackRock Investment Quality Municipal Trust, Inc.
BlackRock Limited Duration Income Trust
BlackRock Long-Term Municipal Advantage Trust
BlackRock Maryland Municipal Bond Trust
BlackRock MuniAssets Fund, Inc.
BlackRock Municipal 2018 Term Trust
BlackRock Municipal 2020 Term Trust
BlackRock Municipal Bond Investment Trust
BlackRock Municipal Bond Trust
BlackRock Municipal Income Investment Trust
BlackRock Municipal Income Trust
BlackRock Municipal Income Trust II
BlackRock New Jersey Investment Quality Municipal Trust, Inc.
BlackRock New Jersey Municipal Bond Trust
BlackRock New Jersey Municipal Income Trust
BlackRock New York Insured Municipal Income Trust
BlackRock New York Investment Quality Municipal Trust, Inc.
BlackRock New York Municipal 2018 Term Trust
BlackRock New York Municipal Bond Trust
BlackRock New York Municipal Income Trust
BlackRock New York Municipal Income Trust II
BlackRock Real Asset Equity Trust
BlackRock S&P Quality Rankings Global Equity Managed Trust
BlackRock Strategic Bond Trust
BlackRock Strategic Dividend Achievers™ Trust
BlackRock Virginia Municipal Bond Trust
The BlackRock Insured Municipal Term Trust Inc.
The BlackRock Pennsylvania Strategic Municipal Trust
The BlackRock Strategic Municipal Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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July 23, 2010

Dear Shareholder:

A joint annual meeting of the BlackRock Closed-End Funds listed in Appendix A to the enclosed joint proxy statement (each, a “Fund”) will be held at the offices of BlackRock Advisors, LLC, Park Avenue Plaza, 55 East 52nd Street, 11th Floor, New York, NY 10055, on Thursday, September 2, 2010, at 12:30 p.m. (Eastern time), to consider and vote on the proposal discussed in the enclosed joint proxy statement.

The purpose of the meeting is to seek shareholder approval of the four nominees named in the enclosed joint proxy statement to the Board of Directors or Trustees (each, a “Board,” the members of which are referred to as “Board Members”) of each Fund. Each Board has unanimously approved the four proposed nominees named in the enclosed joint proxy statement on behalf of its Fund (the “Board Nominees”), subject to approval by the Fund’s shareholders. The Boards have reviewed the qualifications and backgrounds of the Board Nominees and believe that they are experienced in overseeing investment companies and are familiar with the Funds and their investment advisers and that their election is in your best interests.

The Board Members responsible for your Fund recommend that you vote “FOR” the Board Nominees for your Fund. In connection with your vote, we urge you to read the full text of the enclosed joint proxy statement.

Your vote is important. Even if you plan to attend the meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or over the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

You have received this joint proxy statement because you were a shareholder of record of at least one of the Funds listed in Appendix A on July 6, 2010. Certain other BlackRock Closed-End Funds not listed in Appendix A will also hold their annual meetings at the place and on the date stated above. If you were also a shareholder of record on July 6, 2010 of one or more of those other funds, you will receive a separate proxy statement and proxy card relating to those funds. Please be certain to sign, date and return each proxy card you receive.

If you have any questions about the proposal to be voted on, please call The Altman Group, Inc., the firm assisting us in the solicitation of proxies, at 1-866-796-7185.

Sincerely,

Howard B. Surloff
Secretary of the Funds

BlackRock Closed-End Funds
100 Bellevue Parkway, Wilmington, DE 19809
(800) 441-7762

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IMPORTANT INFORMATION
FOR FUND SHAREHOLDERS

     While we encourage you to read the full text of the enclosed joint proxy statement, for your convenience we have provided a brief overview of the matters to be voted on.

Questions and Answers

Q.	Why am I receiving the joint proxy statement?

A.	Each Fund is required to hold an annual meeting of shareholders for the election of Board Members. This joint proxy statement describes a proposal to approve the nominees to the Board of the Fund(s) in which you own shares and provides you with other information relating to the meeting. The enclosed proxy card(s) indicate the Fund(s) in which you own shares. The table beginning on page 3 of the proxy statement identifies the Board Nominees for each Fund.

Q.	How do the Boards of the Funds recommend that I vote?

A.	The Boards have reviewed the qualifications and backgrounds of the Board Nominees and believe that they are experienced in overseeing investment companies and are familiar with the Funds and their investment advisers. The Boards have approved the Board Nominees named in the joint proxy statement, believe their election is in your best interests and recommend that you vote “FOR” each Board Nominee.

Q.	How do I vote my shares?

A.

You can provide voting instructions by telephone by calling the toll-free number on the proxy card(s) or Notice of Internet Availability of Proxy Materials, or by computer by going to the Internet address provided on the Notice of Internet Availability of Proxy Materials or proxy card(s) and following the instructions. Alternatively, if you received your proxy card(s) by mail, you can vote your shares by signing and dating the proxy card(s) and mailing it in the enclosed postage-paid envelope.

You may also attend the meeting and vote by ballot in person; however, even if you intend to do so, we encourage you to provide voting instructions by one of the methods discussed above.

Q.	Will my vote make a difference?

A.	Your vote is very important and can make a difference in the governance and management of the Funds, no matter how many shares you own. Your vote can help ensure that the Board Nominees will be elected. We encourage all shareholders to participate in the governance of their Funds.

Q.	Are the Funds paying for the cost of the joint proxy statement?

A.

The costs associated with the joint proxy statement, including the mailing and the proxy solicitation costs, will be borne by the Funds. Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of the joint proxy statement, also will be borne by the Funds. Costs that are borne by the Funds collectively will be allocated among the Funds on the basis of a combination of their respective net assets and number of shareholder accounts, except when direct costs can reasonably be attributed to one or more specific Funds.

The Funds and BlackRock, Inc. have retained The Altman Group, Inc. (“Altman”), 60 East 42nd Street, Suite 916, New York, NY 10165, a proxy solicitation firm, to assist in the printing and distribution of proxy materials and the solicitation and tabulation of proxies. In addition, Broadridge Financial Solutions, Inc. (“Broadridge”), 51 Mercedes Way, Edgewood, NY 11717, will assist the Funds in the distribution of proxy materials. It is anticipated that Altman and Broadridge will be paid approximately $55,000 and $1,245,000, respectively, for such services (including reimbursements of out-of-pocket expenses).

Q.	Whom do I call if I have questions?

A.	If you need more information, or have any questions about voting, please call Altman, the Funds’ proxy solicitor, at 1-866-796-7185.

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to indicate your voting instructions on the proxy card(s), and if received by mail, date and sign it and return it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the Internet, no matter how large or small your holdings may be. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the meeting.

July 23, 2010

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 2, 2010

A joint annual meeting of the shareholders of the BlackRock Closed-End Funds identified below (each, a “Fund”) will be held at the offices of BlackRock Advisors, LLC, Park Avenue Plaza, 55 East 52nd Street, 11th Floor, New York, NY 10055, on Thursday, September 2, 2010, at 12:30 p.m. (Eastern time), to consider and vote on the proposal, as more fully described in the accompanying joint proxy statement:

PROPOSAL 1.	To elect the four nominees named in the accompanying joint proxy statement to the Board of your Fund(s).

PROPOSAL 2.	To transact such other business as may properly come before the meeting or any adjournments, postponements or delays thereof.

The purpose of the meeting is to seek shareholder approval of the four nominees named in the accompanying joint proxy statement to the Board of Directors or Trustees (each, a “Board,” the members of which are referred to as “Board Members”) of each Fund. Each Board has unanimously approved the four proposed nominees on behalf of its Fund (the “Board Nominees”), subject to approval by the Fund’s shareholders. The Boards have reviewed the qualifications and backgrounds of the Board Nominees and believe that they are experienced in overseeing investment companies and are familiar with the Funds and their investment advisers and that their election is in your best interests.

Your Board recommends that you vote “FOR” the Board Nominees upon which you are being asked to vote.

Shareholders of record of each Fund as of the close of business on July 6, 2010 are entitled to vote at the meeting and at any adjournments, postponements or delays thereof.

If you owned shares in more than one Fund as of July 6, 2010, you may receive more than one proxy card. Certain other BlackRock Closed-End Funds will also hold their annual meetings at the place and on the date stated above. If you were also a shareholder of record on July 6, 2010 of one or more of those other funds, you will receive a separate proxy statement and proxy card relating to those funds. Please be certain to sign, date and return each proxy card you receive.

If you have any questions about the proposal to be voted on, please call The Altman Group, Inc., the firm assisting us in the solicitation of proxies, at 1-866-796-7185.

By Order of the Boards,

Howard B. Surloff
Secretary of the Funds

BlackRock Closed-End Funds
100 Bellevue Parkway, Wilmington, DE 19809
(800) 441-7762

BlackRock Closed-End Funds
Holding Annual Meetings of Shareholders on September 2, 2010

Name of Fund	Ticker
BlackRock Apex Municipal Fund, Inc.	APX
BlackRock California Municipal 2018 Term Trust	BJZ
BlackRock California Municipal Income Trust	BFZ
BlackRock Core Bond Trust	BHK
BlackRock Credit Allocation Income Trust III	BPP
BlackRock Credit Allocation Income Trust IV	BTZ
BlackRock Defined Opportunity Credit Trust	BHL
BlackRock Dividend Achievers™ Trust	BDV
BlackRock EcoSolutions Investment Trust	BQR
BlackRock Energy and Resources Trust	BGR
BlackRock Enhanced Dividend Achievers™ Trust	BDJ
BlackRock Floating Rate Income Trust	BGT
BlackRock Florida Municipal 2020 Term Trust	BFO
BlackRock Global Opportunities Equity Trust	BOE
BlackRock Health Sciences Trust	BME
BlackRock High Income Shares	HIS
BlackRock High Yield Trust	BHY
BlackRock Income Opportunity Trust, Inc.	BNA
BlackRock Income Trust, Inc.	BKT
BlackRock Insured Municipal Income Investment Trust	BAF
BlackRock Insured Municipal Income Trust	BYM
BlackRock International Growth and Income Trust	BGY
BlackRock Investment Quality Municipal Income Trust	RFA
BlackRock Investment Quality Municipal Trust, Inc.	BKN
BlackRock Limited Duration Income Trust	BLW
BlackRock Long-Term Municipal Advantage Trust	BTA
BlackRock Maryland Municipal Bond Trust	BZM
BlackRock MuniAssets Fund, Inc.	MUA
BlackRock Municipal 2018 Term Trust	BPK
BlackRock Municipal 2020 Term Trust	BKK
BlackRock Municipal Bond Investment Trust	BIE
BlackRock Municipal Bond Trust	BBK
BlackRock Municipal Income Investment Trust	BBF
BlackRock Municipal Income Trust	BFK
BlackRock Municipal Income Trust II	BLE
BlackRock New Jersey Investment Quality Municipal Trust, Inc.	RNJ
BlackRock New Jersey Municipal Bond Trust	BLJ
BlackRock New Jersey Municipal Income Trust	BNJ
BlackRock New York Insured Municipal Income Trust	BSE
BlackRock New York Investment Quality Municipal Trust, Inc.	RNY
BlackRock New York Municipal 2018 Term Trust	BLH
BlackRock New York Municipal Bond Trust	BQH
BlackRock New York Municipal Income Trust	BNY
BlackRock New York Municipal Income Trust II	BFY
BlackRock Real Asset Equity Trust	BCF
BlackRock S&P Quality Rankings Global Equity Managed Trust	BQY
BlackRock Strategic Bond Trust	BHD
BlackRock Strategic Dividend Achievers™ Trust	BDT
BlackRock Virginia Municipal Bond Trust	BHV
The BlackRock Insured Municipal Term Trust Inc.	BMT
The BlackRock Pennsylvania Strategic Municipal Trust	BPS
The BlackRock Strategic Municipal Trust	BSD

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ANNUAL MEETING OF SHAREHOLDERS

SEPTEMBER 2, 2010

JOINT PROXY STATEMENT

     This joint proxy statement (this “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors or Trustees (each, a “Board,” the members of which are referred to as “Board Members”) of each BlackRock Closed-End Fund listed in Appendix A of this Proxy Statement (each, a “Fund”). The proxies will be voted at the joint annual meeting of shareholders of the Funds and at any and all adjournments, postponements or delays thereof. The meeting will be held at the offices of BlackRock Advisors, LLC, Park Avenue Plaza, 55 East 52nd Street, 11th Floor, New York, NY 10055, on Thursday, September 2, 2010, at 12:30 p.m. (Eastern time). The meeting will be held for the purposes set forth in the accompanying notice.

     The Boards of the Funds have determined that the use of this Proxy Statement for the meeting is in the best interests of the Funds and their shareholders in light of the similar matters being considered and voted on by the shareholders of each Fund. Distribution to shareholders of this Proxy Statement and the accompanying materials, or a Notice of Internet Availability of Proxy Materials, will commence on or about July 23, 2010.

     Each Fund listed in Appendix A to this Proxy Statement is organized as a Massachusetts business trust (each, a “Massachusetts Trust”), a Maryland corporation (each, a “Maryland Corporation”) or a Delaware statutory trust (each, a “Delaware Trust”). The Massachusetts Trusts, Maryland Corporations and Delaware Trusts are closed-end investment companies registered under the Investment Company Act of 1940 (the “1940 Act”). A list identifying each Massachusetts Trust, Maryland Corporation and Delaware Trust is set forth in Appendix A.

     Shareholders of record of a Fund as of the close of business on July 6, 2010 (the “Record Date”) are entitled to notice of and to vote at that Fund’s meeting. Shareholders of the Funds are entitled to one vote for each share held, with no shares having cumulative voting rights. Holders of the auction market preferred stock, auction market preferred shares, auction preferred stock, auction preferred shares, auction rate preferred shares of beneficial interest, municipal auction rate cumulative preferred shares or auction rate municipal preferred shares (collectively, “AMPS”) of each of the Funds identified in Appendix A as having AMPS outstanding (collectively, the “AMPS Funds”) will have equal voting rights with the shares of common stock or common shares of beneficial interest (collectively, the “common shares”) of the AMPS Funds and, except as otherwise noted in this Proxy Statement, will vote together with the holders of common shares as a single class on each nominee to the Board of the AMPS Fund in which they own AMPS, except that they are entitled to vote separately as a class to elect two Board Members for each AMPS Fund in which they own AMPS. The quorum and voting requirements for each Fund are described in the section below entitled “Vote Required and Manner of Voting Proxies.”

     The number of shares outstanding of each Fund as of the close of business on the Record Date and the net assets of each Fund on the Record Date are shown in Appendix A. Except as set forth in Appendix H, to the knowledge of each Fund, as of June 30, 2010, no person was the beneficial owner of five percent or more of a class of a Fund’s outstanding shares.

     The Fund in which you owned shares on the Record Date is named on the proxy card or Notice of Internet Availability of Proxy Materials. If you owned shares in more than one Fund on the Record Date, you may receive more than one proxy card. Even if you plan to attend the meeting, please sign, date and return EACH proxy card you receive or, if you provide voting instructions by telephone or over the Internet, please vote on the proposal affecting EACH Fund you own. If you vote by telephone or over the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card(s) or Notice of Internet Availability of Proxy Materials, as applicable. This code is designed to confirm your identity, provide access into the voting site and confirm that your voting instructions are properly recorded.

     All properly executed proxies received prior to the meeting will be voted at the meeting. On any matter coming before the meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly. If a proxy card is properly executed and returned and no choice is specified with respect to the proposal, the shares will be voted “FOR” the proposal. Shareholders who execute proxies or provide voting instructions by telephone or the Internet may revoke them with respect to the proposal at any time before a vote is taken on the proposal by filing with the applicable Fund a written notice of revocation (addressed to the Secretary of the Fund at the principal executive offices of the Fund at the address above), by delivering a duly executed proxy bearing a later date or by attending the meeting and voting in person by ballot, in all cases prior to the exercise of the authority granted in the proxy card. Merely attending the meeting, however, will not revoke any previously executed proxy. If you hold shares through a bank or other intermediary, please consult your bank or intermediary regarding your ability to revoke voting instructions after such instructions have been provided.

     Certain other BlackRock Closed-End Funds not listed in Appendix A will also hold their annual meetings at the place and date stated above. If you were also a shareholder of record on the Record Date of one or more of those other funds, you will receive a separate proxy statement and proxy card relating to those funds.

     Photographic identification and proof of ownership of Fund shares will be required for admission to the meeting. For directions to the meeting, please contact The Altman Group, Inc., the firm assisting us in the solicitation of proxies, at 1-866-796-7185.

     Each Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Such requests should be directed to the applicable Fund at Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055, or by calling toll free at 1-800-441-7762. Copies of annual and semi-annual reports of each Fund are also available on the EDGAR Database on the Securities and Exchange Commission’s website at www.sec.gov.

     BlackRock will update performance data for the Funds, as well as certain other data for Funds that are municipal funds, on a monthly basis on its website in the “Closed-End Funds” section of www.blackrock.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the BlackRock Closed-End Funds.

     Please note that only one annual or semi-annual report or Proxy Statement or Notice of Internet Availability of Proxy Materials may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or semi-annual report or this Proxy Statement or Notice of Internet Availability of Proxy Materials, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

YOUR VOTE IS IMPORTANT

     To avoid the wasteful and unnecessary expense of further solicitation, we urge you to indicate voting instructions on the enclosed proxy card(s), and if received by mail, date and sign it and return it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the Internet, no matter how large or small your holdings may be. If you submit a properly executed proxy card but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” the proposal. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE SHAREHOLDER MEETING TO BE HELD ON SEPTEMBER 2, 2010

     The Proxy Statement is available at www.proxyonline.com/BlackRockFunds2010.

BlackRock Closed-End Funds
100 Bellevue Parkway, Wilmington, DE 19809
(800) 441-7762

SUMMARY OF PROPOSAL AND FUNDS VOTING

     The following table shows the Funds for which the Board Nominees are standing for election.

		Nominees Standing for Election			AMPS Nominee Standing for Election(2)
Fund Name	Ticker	Class I	Class II	Class III(1)
BlackRock Apex Municipal Fund, Inc.	APX			X
BlackRock California Municipal 2018 Term Trust	BJZ			X
BlackRock California Municipal Income Trust	BFZ			X
BlackRock Core Bond Trust	BHK			X
BlackRock Credit Allocation Income Trust III	BPP			X
BlackRock Credit Allocation Income Trust IV	BTZ			X
BlackRock Defined Opportunity Credit Trust	BHL			X
BlackRock Dividend Achievers™ Trust	BDV			X
BlackRock EcoSolutions Investment Trust	BQR			X
BlackRock Energy and Resources Trust	BGR			X
BlackRock Enhanced Dividend Achievers™ Trust	BDJ			X
BlackRock Floating Rate Income Trust	BGT			X
BlackRock Florida Municipal 2020 Term Trust	BFO			X
BlackRock Global Opportunities Equity Trust	BOE			X
BlackRock Health Sciences Trust	BME			X
BlackRock High Income Shares	HIS			X
BlackRock High Yield Trust	BHY			X
BlackRock Income Opportunity Trust, Inc.	BNA			X
BlackRock Income Trust, Inc.	BKT			X
BlackRock Insured Municipal
Income Investment Trust	BAF			X
BlackRock Insured Municipal Income Trust	BYM			X
BlackRock International Growth and
Income Trust	BGY			X
BlackRock Investment Quality Municipal
Income Trust	RFA			X
BlackRock Investment Quality Municipal
Trust, Inc.	BKN			X
BlackRock Limited Duration Income Trust	BLW			X
BlackRock Long-Term Municipal Advantage Trust	BTA			X
BlackRock Maryland Municipal Bond Trust	BZM			X
BlackRock MuniAssets Fund, Inc.	MUA			X
BlackRock Municipal 2018 Term Trust	BPK			X
BlackRock Municipal 2020 Term Trust	BKK			X
BlackRock Municipal Bond Investment Trust	BIE			X
BlackRock Municipal Bond Trust	BBK			X
BlackRock Municipal Income Investment Trust	BBF			X
BlackRock Municipal Income Trust	BFK			X
BlackRock Municipal Income Trust II	BLE			X
BlackRock New Jersey Investment Quality
Municipal Trust, Inc.	RNJ			X
BlackRock New Jersey Municipal Bond Trust	BLJ			X
BlackRock New Jersey Municipal Income Trust	BNJ			X
BlackRock New York Insured Municipal
Income Trust	BSE			X
BlackRock New York Investment Quality
Municipal Trust, Inc.	RNY			X
BlackRock New York Municipal 2018 Term Trust	BLH			X
BlackRock New York Municipal Bond Trust	BQH			X

		Nominees Standing for Election			AMPS Nominee Standing for Election(2)
Fund Name	Ticker	Class I	Class II	Class III(1)
BlackRock New York Municipal Income Trust	BNY			X
BlackRock New York Municipal Income Trust II	BFY			X
BlackRock Real Asset Equity Trust	BCF			X
BlackRock S&P Quality Rankings Global
Equity Managed Trust	BQY			X
BlackRock Strategic Bond Trust	BHD			X
BlackRock Strategic Dividend Achievers™ Trust	BDT			X
BlackRock Virginia Municipal Bond Trust	BHV			X
The BlackRock Insured Municipal Term Trust Inc.	BMT			X
The BlackRock Pennsylvania Strategic
Municipal Trust	BPS			X
The BlackRock Strategic Municipal Trust	BSD			X

(1)	The Class III Board Member nominees are Richard E. Cavanagh, Kathleen F. Feldstein, Henry Gabbay and Jerrold B. Harris. For AMPS Funds, each of the Board Member nominees are voted upon by the common and preferred shareholders voting together as a single class. For Non-AMPS Funds, each nominee is voted upon by the common shareholders voting as a single class. Please see the description below under “PROPOSAL 1 — ELECTION OF BOARD MEMBER NOMINEES” for a more detailed discussion regarding the AMPS Nominees.

(2)	With respect to the AMPS Funds, Frank J. Fabozzi and W. Carl Kester are currently the Board Members elected solely by the owners of AMPS. Messrs. Kester’s and Fabozzi’s terms as Board Members are scheduled to expire in 2011 and 2012, respectively, and therefore they are not standing for election this year as AMPS Nominees. Please see the description below under “PROPOSAL 1 — ELECTION OF BOARD MEMBER NOMINEES” for a more detailed discussion regarding the AMPS Nominees.

PROPOSAL 1—ELECTION OF BOARD MEMBER NOMINEES

     The purpose of Proposal 1 is to elect Board Member nominees for each Fund.

     Nominees for each Fund. The Board of each Fund consists of 10 Board Members, eight of whom are not “interested persons” of the Funds (as defined in the 1940 Act) (the “Independent Board Members”). Prior to December 31, 2009, the Board of each Fund had 12 Board Members. However, on December 31, 2009, Kent Dixon retired from the Board of each Fund pursuant to each Fund’s mandatory retirement policy, which requires Board Members to retire on December 31 in the year in which they turn 72. Following the retirement of Mr. Dixon, the Board of each Fund determined to reduce the number of Board Members from 12 to 11. On March 31, 2010, G. Nicholas Beckwith, III resigned from the Board of each Fund. Following Mr. Beckwith’s resignation, the Board of each Fund determined to reduce the number of Board Members from 11 to 10. As such, no persons have been nominated to replace Messrs. Beckwith or Dixon. The Funds divide their Board Members into three classes: Class I, Class II and Class III and generally only one class of Board Members stands for election each year. Only the Class III Board Members are standing for election this year. Each Class III Board Member elected at the meeting will serve until the later of the 2013 annual meeting or until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal.

     With respect to the AMPS Funds, the owners of AMPS are entitled to vote as a separate class to elect two of the Board Members (the “AMPS Nominees”) for the AMPS Fund in which they own AMPS. This means that owners of common shares are not entitled to vote in connection with the election of the AMPS Nominees. However, the owners of common shares and the owners of AMPS, voting together as a single class, are entitled to elect the remainder of the Board Member nominees. Frank J. Fabozzi and W. Carl Kester are currently the Board Members elected solely by the owners of AMPS. Messrs. Kester’s and Fabozzi’s terms as Board Members are scheduled to expire in 2011 and 2012, respectively, and therefore they are not standing for election this year as the AMPS Nominees.

     The Board recommends a vote “FOR” the election of Richard E. Cavanagh, Kathleen F. Feldstein, Henry Gabbay and Jerrold B. Harris (the “Board Nominees”). To vote for the Board Nominees, please vote by telephone or over the Internet, as described in the proxy card, or date and sign the enclosed proxy card and return it promptly in the enclosed postage-paid envelope. Each of the Board Nominees has consented to being named in this Proxy Statement and to serve as a Board Member if elected.

     Please refer to the following table which identifies the Board Nominees, including any AMPS Nominees, for election to the Board of each Fund.

     Biographical Information. The following table sets forth certain biographical information about the Board Nominees for all of the Funds. Please note that only the Class III Board Members are standing for election for the Funds. Each Board Nominee was nominated by the Governance and Nominating Committee of the Board of each respective Fund. Richard E. Cavanagh was selected to serve as the Chair and Karen P. Robards was selected to serve as the Vice Chair of each Board. All of the closed-end registered investment companies advised by BlackRock Advisors, LLC, including the Funds, are referred to collectively as the “Closed-End Complex.”

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Other Public Company or Investment Company Directorships Held During Past Five Years***
Non-Interested Directors
Richard E. Cavanagh(1) 55 East 52nd Street New York, NY 10055 1946	Director/ Trustee and Chair of the Boards	2007 to present	Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	99 RICs consisting of 97 Portfolios	Arch Chemical (chemical and allied products)

Karen P. Robards 55 East 52nd Street New York, NY 10055 1950	Director/ Trustee, Vice Chair of the Boards and Chair of the Audit Committee	2007 to present	Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Medical Corp. from 1996 to 2005; Investment Banker at Morgan Stanley from 1976 to 1987.	99 RICs consisting of 97 Portfolios	AtriCure, Inc. (medical devices); Care Investment Trust, Inc. (health care REIT)

Frank J. Fabozzi(2) 55 East 52nd Street New York, NY 10055 1948	Director/ Trustee and Member of the Audit Committee	2007 to present	Consultant/Editor of The Journal of Portfolio Management since 2006; Professor in the Practice of Finance and Becton Fellow, Yale University, School of Management since 2006; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.	99 RICs consisting of 97 Portfolios	None

Kathleen F. Feldstein(1) 55 East 52nd Street New York, NY 10055 1941	Director/ Trustee	2007 to present	President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.	99 RICs consisting of 97 Portfolios	The McClatchy Company (publishing); BellSouth (telecommunications); Knight Ridder (publishing)

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Other Public Company or Investment Company Directorships Held During Past Five Years***
James T. Flynn 55 East 52nd Street New York, NY 10055 1939	Director/ Trustee and Member of the Audit Committee	2007 to present	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	99 RICs consisting of 97 Portfolios	None

Jerrold B. Harris(1) 55 East 52nd Street New York, NY 10055 1942	Director/ Trustee	2007 to present	Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation since 2001; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	99 RICs consisting of 97 Portfolios	BlackRock Kelso Capital Corp. (business development company)

R. Glenn Hubbard 55 East 52nd Street New York, NY 10055 1958	Director/ Trustee	2007 to present	Dean, Columbia Business School since 2004; Columbia faculty member since 1988; Co-Director, Columbia Business School’s Entrepreneurship Program from 1997 to 2004; Chairman, U.S. Council of Economic Advisers under the President of the United States from 2001 to 2003; Chairman, Economic Policy Committee of the OECD from 2001 to 2003.	99 RICs consisting of 97 Portfolios	ADP (data and information services); KKR Financial Corporation (finance); Metropolitan Life Insurance Company (insurance)

W. Carl Kester(2) 55 East 52nd Street New York, NY 10055 1951	Director/ Trustee and Member of the Audit Committee	2007 to present	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School; Deputy Dean for Academic Affairs since 2006; Unit Head, Finance, Harvard Business School from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program of Harvard Business School from 1999 to 2005; Member of the Faculty of Harvard Business School since 1981; Independent Consultant since 1978.	99 RICs consisting of 97 Portfolios	None

Interested Directors†

Richard S. Davis 55 East 52nd Street New York, NY 10055 1945	Director/ Trustee	2007 to present	Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Chairman, SSR Realty from 2000 to 2004.	169 RICs consisting of 292 Portfolios	None

Henry Gabbay(1) 55 East 52nd Street New York, NY 10055 1947	Director/ Trustee	2007 to present	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the Closed-End Complex from 1989 to 2006.	169 RICs consisting of 292 Portfolios	None

(footnotes on following page)

*	Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Board Members as joining the Boards in 2007, each Board Member first became a member of the Board of Directors/Trustees of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh since 1994; Richard S. Davis since 2007; Frank J. Fabozzi since 1988; Kathleen F. Feldstein since 2005; James T. Flynn since 1996; Henry Gabbay since 2007; Jerrold B. Harris since 1999; R. Glenn Hubbard since 2004; W. Carl Kester since 1998; and Karen P. Robards since 1998. Board Members serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

**	For purposes of this chart, “RICs” refers to registered investment companies and “Portfolios” refers to the investment programs of the Funds. The Closed-End Complex is comprised of 99 RICs. Some of the RICs have the same investment program because they invest through a master-feeder structure, which results in the smaller number of Portfolios than RICs.

***	Directorships disclosed under this column do not include directorships disclosed under the column “Principal Occupation(s) During Past Five Years.”

†	Messrs. Davis and Gabbay are “interested persons” (as defined in the 1940 Act) of the Funds by virtue of their current or former positions with BlackRock Advisors, LLC, BlackRock Capital Management, Inc. or BlackRock Financial Management, Inc. (collectively, “BlackRock Advisors”), each a wholly owned subsidiary of BlackRock, Inc., and their ownership of BlackRock, Inc. and The PNC Financial Service Group, Inc. securities.

(1)	Class III Board Member and Board Nominee.

(2)	Board Members elected solely by the owners of AMPS.

     The Independent Board Members have adopted a statement of policy that describes the experiences, qualifications, skills and attributes that are necessary and desirable for potential Independent Board Member candidates (the “Statement of Policy”). The Boards believe that each Independent Board Member satisfied, at the time he or she was initially elected or appointed a Board Member, and continues to satisfy, the standards contemplated by the Statement of Policy. Furthermore, in determining that a particular Board Member was and continues to be qualified to serve as a Board Member, the Boards have considered a variety of criteria, none of which, in isolation, was controlling. The Boards believe that, collectively, the Board Members have balanced and diverse experiences, skills, attributes and qualifications, which allow the Boards to operate effectively in governing the Funds and protecting the interests of shareholders. Among the attributes common to all Board Members is their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Funds’ investment adviser, sub-advisers, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as Board Members. Each Board Member’s ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of the Funds or the other funds in the BlackRock fund complexes (and any predecessor funds), other investment funds, public companies, or not-for-profit entities or other organizations; ongoing commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout the years; or other relevant life experiences.

     The table below discusses some of the experiences, qualifications and skills of each of our Board Members that support the conclusion that they should serve (or continue to serve) on the Boards.

Director	Experience, Qualifications and Skills
Richard E. Cavanagh*

Mr. Cavanagh brings to the Boards a wealth of practical business knowledge and leadership as an experienced director/trustee of various public and private companies. In particular, because Mr. Cavanagh served for over a decade as President and Chief Executive Officer of The Conference Board, Inc., a global business research organization, he is able to provide the Boards with expertise about business and economic trends and governance practices. Mr. Cavanagh created the “blue ribbon” Commission on Public Trust and Private Enterprise in 2002, which recommended corporate governance enhancements. Mr. Cavanagh’s service as a director of The Guardian Life Insurance Company of America and as a senior advisor and director of The Fremont Group provides added insight into investment trends and conditions. Mr. Cavanagh’s long-standing service on the Boards also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Mr. Cavanagh’s independence from the Funds and the Funds’ investment adviser enhances his service as Chair of the Boards, Chair of the ad hoc AMPS Committee, Chair of the Executive Committee and as a member of the Governance and Nominating Committee, Compliance Committee and Performance Oversight Committee.

Karen P. Robards

The Boards benefit from Ms. Robards’s many years of experience in investment banking and the financial advisory industry where she obtained extensive knowledge of the capital markets and advised clients on corporate finance transactions, including mergers and acquisitions and the issuance of debt and equity securities. Ms. Robards’s prior position as an investment banker at Morgan Stanley provides useful oversight of the Funds’ investment decisions and investment valuation processes. Additionally, Ms. Robards’s experience derived from serving as a director of Care Investment Trust, Inc., a health care real estate investment trust, provides the Boards with the benefit of her experience with the management practices of other financial companies. Ms. Robards’s long-standing service on the Boards also provides her with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Ms. Robards’s knowledge of financial and accounting matters qualifies her to serve as Vice Chair of the Boards and as the Chair of each Fund’s Audit Committee. Ms. Robards’s independence from the Funds and the Funds’ investment adviser enhances her service as a member of the Performance Oversight Committee, Executive Committee and ad hoc AMPS Committee. In addition, Ms. Robards is a member of the Joint Product Pricing Committee.

Frank J. Fabozzi

Dr. Fabozzi holds the designations of Chartered Financial Analyst and Certified Public Accountant. Dr. Fabozzi was inducted into the Fixed Income Analysts Society’s Hall of Fame and is the 2007 recipient of the C. Stewart Sheppard Award given by the CFA Institute. The Boards benefit from Dr. Fabozzi’s experiences as a professor and author in the field of finance. Dr. Fabozzi’s experience as a Professor in the Practice of Finance and Becton Fellow at the Yale University School of Management and as editor of the Journal of Portfolio Management demonstrate his wealth of expertise in the investment management and structured finance areas. Dr. Fabozzi has authored and edited numerous books and research papers on topics in investment management and financial econometrics, and his writings have focused on fixed income securities and portfolio management, many of which are considered standard references in the investment management industry. Dr. Fabozzi’s long-standing service on the Boards also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Moreover, Dr. Fabozzi’s knowledge of financial and accounting matters qualifies him to serve as a member of each Fund’s Audit Committee. Dr. Fabozzi’s independence from the Funds and the Funds’ investment adviser enhances his service as Chair of the Performance Oversight Committee and as a member of the ad hoc AMPS Committee.

Kathleen F. Feldstein*

Dr. Feldstein, who served as President of Economics Studies, Inc., an economic consulting firm, benefits the Boards by providing business leadership and experience and knowledge of economics. The Boards benefit from Dr. Feldstein’s experience as a director/trustee of publicly traded and private companies, including financial services, technology and telecommunications companies. Dr. Feldstein’s long-standing service on the Boards also provides her with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. In addition, Dr. Feldstein’s independence from the Funds and the Funds’ investment adviser enhances her service as Chair of the Compliance Committee and a member of the Governance and Nominating Committee and Performance Oversight Committee.

James T. Flynn

Mr. Flynn brings to the Boards a broad and diverse knowledge of business and capital markets as a result of his many years of experience in the banking and financial industry. Mr. Flynn’s five years as the Chief Financial Officer of JP Morgan & Co. provide the Boards with experience on financial reporting obligations and oversight of investments. Mr. Flynn’s long-standing service on the Boards also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Mr. Flynn’s knowledge of financial and accounting matters qualifies him to serve as a member of each Fund’s Audit Committee. Mr. Flynn’s independence from the Funds and the Funds’ investment adviser enhances his service as a member of the Performance Oversight Committee.

Jerrold B. Harris*

Mr. Harris’s time as President and Chief Executive Officer of VWR Scientific Products Corporation brings to the Boards business leadership and experience and knowledge of the chemicals industry and national and international product distribution. Mr. Harris’s position as a director of BlackRock Kelso Capital Corporation brings to the Boards the benefit of his experience as a director of a business development company governed by the 1940 Act and allows him to provide the Boards with added insight into the management practices of other financial companies. Mr. Harris’s long- standing service on the Boards also provides him with a specific understanding of the Funds, their operations and the business and regulatory issues facing the Funds. Mr. Harris’s independence from the Funds and the Funds’ investment adviser fosters his role as a member of the Governance and Nominating Committee, Compliance Committee and Performance Oversight Committee. In addition, Mr. Harris is a member of the Joint Product Pricing Committee.

R. Glenn Hubbard

Dr. Hubbard has served in numerous roles in the field of economics, including as the Chairman of the U.S. Council of Economic Advisers of the President of the United States. Dr. Hubbard serves as the Dean of Columbia Business School, has served as a member of the Columbia Faculty and as a Visiting Professor at the John F. Kennedy School of Government at Harvard University, the Harvard Business School and the University of Chicago. Dr. Hubbard’s experience as an adviser to the President of the United States adds a dimension of balance to the Funds’ governance and provides perspective on economic issues. Dr. Hubbard’s service on the boards of KKR Financial

Corporation, ADP and Metropolitan Life Insurance Company provides the Boards with the benefit of his experience with the management practices of other financial companies. Dr. Hubbard’s long-standing service on the Boards also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Dr. Hubbard’s independence from the Funds and the Funds’ investment adviser enhances his service as the Chair of the Governance and Nominating Committee and a member of the Compliance Committee and Performance Oversight Committee.

W. Carl Kester

The Boards benefit from Dr. Kester’s experiences as a professor and author in finance, and his experience as the George Fisher Baker Jr. Professor of Business Administration at Harvard Business School and as Deputy Dean of Academic Affairs at Harvard Business School adds to the Board a wealth of expertise in corporate finance and corporate governance. Dr. Kester has authored and edited numerous books and research papers on both subject matters, including co-editing a leading volume of finance case studies used worldwide. Dr. Kester’s long-standing service on the Boards also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Dr. Kester’s knowledge of financial and accounting matters qualifies him to serve as a member of each Fund’s Audit Committee. In addition, Dr. Kester’s independence from the Funds and the Funds’ investment adviser enhances his service as a member of the Performance Oversight Committee and ad hoc AMPS Committee.

Richard S. Davis

The Boards benefit from Mr. Davis’s experience as a Managing Director of BlackRock, Inc. and Chief Executive Officer of State Street Research & Management Company in light of his business leadership and experience. Mr. Davis’s experiences as the Chairman of State Street Research Mutual Funds and SSR Realty provide the Boards with practical business knowledge and leadership in the investment management industry. Mr. Davis’s long-standing service on the Boards also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Mr. Davis serves as a member of the Executive Committee.

Henry Gabbay*

The Boards benefit from Dr. Gabbay’s many years of experience in administration, finance and financial services operations. Dr. Gabbay’s experience as a Managing Director of BlackRock, Inc., Chief Administrative Officer of BlackRock Advisors, LLC and President of BlackRock Funds provides the Boards with insight into investment company operational, financial and investment matters. Dr. Gabbay’s former positions as Chief Administrative Officer of BlackRock Advisors, LLC and as Treasurer of certain closed-end funds in the Closed-End Complex provide the Boards with direct knowledge of the operations of the Funds and their investment advisers. Dr. Gabbay’s long-standing service on the Boards also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Dr. Gabbay serves as a member of the ad hoc AMPS Committee.

* Class III Board Member and Board Nominee.

     Compensation. Information relating to compensation paid to the Independent Board Members and Dr. Gabbay for each Fund’s most recent fiscal year is set forth in Appendix B.

     Equity Securities Owned by Board Members. Information relating to the amount of equity securities owned by Board Members in the Funds that they are nominated to oversee, as well as certain other funds in the Closed-End Complex, as of May 31, 2010 is set forth in Appendix C.

     Attendance of Board Members at Annual Shareholders’ Meetings. It is the policy of all the Funds to encourage Board Members to attend the annual shareholders’ meeting. All of the Board Members of each Fund attended last year’s annual shareholders’ meeting.

     Board Meetings. During the calendar year 2009, the Board of each Fund met six times. Information relating to the number of times that the Boards met during each Fund’s most recent fiscal year is set forth in Appendix D. No incumbent Board Member attended less than 75% of the aggregate number of meetings of each Board and of each committee of each Board on which the Board Member served during each Fund’s most recently completed fiscal year.

     Standing and Other Operating Committees of the Boards. Information relating to the various standing and other operating committees of the Boards is set forth in Appendix E.

     The Boards of the AMPS Funds established an ad hoc Committee on AMPS (the “AMPS Committee”) in March 2008. The current members of the AMPS Committee are: Richard E. Cavanagh (Chair), Karen P. Robards, Frank J. Fabozzi, Henry Gabbay and W. Carl Kester. Since February 2008, most auction rate preferred shares, including the AMPS, have been unable to hold successful auctions and AMPS holders have faced reduced liquidity. The AMPS Committee was formed for the purpose of monitoring issues arising from recent market turmoil and overseeing efforts to address the effects of reduced AMPS liquidity on each Fund and to evaluate the liquidity considerations of the AMPS holders, each in a manner consistent with each Fund’s and its shareholders’ best interests and investment strategies. As of the date of this Proxy Statement, the AMPS Committee has met eight times in the last calendar year and 35 times since its formation. As of the date of this Proxy Statement, the total amount of redemptions of auction market preferred shares across the Closed-End Complex, including the AMPS Funds, equaled $3.190 billion, which represents approximately 32.5% of all auction market preferred shares outstanding for the Closed-End Complex as of February 2008. The AMPS Funds are currently exploring alternative forms of leverage in order to provide liquidity to holders of AMPS, including, among other things, development of a new form of preferred stock that includes a put feature, which would make the securities eligible for purchase by money market funds. The AMPS Funds are also exploring the use of additional alternative forms of leverage such as tender option bonds, repurchase agreements and credit facilities.

     Compliance with Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”). Section 16(a) of the Exchange Act requires the Funds’ Board Members, executive officers, persons who own more than ten percent of a registered class of a Fund’s equity securities, BlackRock Advisors and certain officers of BlackRock Advisors, to file reports on holdings of, and transactions in, Fund shares with the Securities and Exchange Commission (“SEC”) and to furnish the Funds with copies of all such reports. Based solely on a review of copies of such reports furnished to the relevant Funds and representations from these reporting persons, each Fund believes that its Board Members, executive officers, ten percent holders, BlackRock Advisors and certain officers of BlackRock Advisors met all applicable SEC filing requirements except for late Forms 4 relating to the Fund’s most recently concluded fiscal year, as listed in Appendix I.

     Executive Officers of the Funds. Information about the executive officers of each Fund, including their year of birth and their principal occupations during the past five years, is set forth in Appendix F.

     Indemnification of Board Members and Officers. The governing documents of each Fund generally provide that, to the extent permitted by applicable law, the Fund will indemnify its Board Members and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund unless, as to liability to the Fund or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices. In addition, the Fund will not indemnify Board Members with respect to any matter as to which Board Members did not act in good faith in the reasonable belief that his or her action was in the best interest of the Fund or, in the case of any criminal proceeding, as to which Board Members had reasonable cause to believe that the conduct was unlawful. Indemnification provisions contained in a Fund’s governing documents are subject to any limitations imposed by applicable law.

     The Funds in the Closed-End Complex have also entered into a separate indemnification agreement with the Board Members of each Board (the “Indemnification Agreement”). The Indemnification Agreement (i) extends the indemnification provisions contained in a Fund’s governing documents to Board Members who leave that Fund’s Board and serve on an advisory board of a different fund in the Closed-End Complex; (ii) sets in place the terms of the indemnification provisions of a Fund’s governing documents once a Board Member retires from a Board; and (iii) in the case of Board Members who left the Board of a Fund in connection with or prior to the board consolidation that occurred in 2007 as a result of the merger of BlackRock and Merrill Lynch & Co., Inc.’s investment management business, clarifies that such Fund continues to indemnify the Board Member for claims arising out of his or her past service to that Fund.

     Your Board recommends that you vote “FOR” the election of each Board Nominee to the Board of your Fund(s).

VOTE REQUIRED AND MANNER OF VOTING PROXIES

     A quorum of shareholders is required to take action at each meeting. For APX and MUA, the holders of 1/3 of the shares entitled to vote on any matter at a meeting present in person or by proxy shall constitute a quorum for purposes of conducting business on such matter. For the remainder of the Funds, the holders of a majority of the shares entitled to vote on any matter at a meeting present in person or by proxy shall constitute a quorum for purposes of conducting business on such matter. The affirmative vote of a plurality of the votes cast with respect to a Board Nominee at a meeting at which a quorum is present is necessary to elect each of the respective Board Nominees under Proposal 1 for each respective Fund.

     Votes cast by proxy or in person at each meeting will be tabulated by the inspectors of election appointed for that meeting. The inspectors of election, who may be employees of a Fund, will determine whether or not a quorum is present at the meeting. The inspectors of election will treat abstentions and “broker non-votes” as present for purposes of determining a quorum. Broker non-votes occur when shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) voting instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power or elects not to exercise discretion on a particular matter. Shares of AMPS of any Fund held in “street name” may be counted for purposes of establishing a quorum of that Fund if no instructions are received one business day before the applicable meeting or, if adjourned, one business day before the day to which the meeting is adjourned.

     If you hold your shares directly (not through a broker-dealer, bank or other financial institution) and if you return a signed and dated proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” the Board Nominees in Proposal 1.

     Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Proposal 1 before the meeting. The Funds understand that, under the rules of the New York Stock Exchange, such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Proposal 1 is a “routine” matter and a properly executed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted on Proposal 1 may be deemed an instruction to vote such shares in favor of the proposal. Beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of Proposal 1.

     If you hold shares of a Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or a distributor of the Fund, the service agent may be the record holder of your shares. At the meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A properly executed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a proposal may be deemed to authorize a service provider to vote such shares in favor of the proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but is not required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

     If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your shares to be voted.

     Approval of a Board Nominee by shareholders of a Fund will occur only if a sufficient number of votes are cast “FOR” the Board Nominee at the Fund’s meeting. Abstentions and broker non-votes will not be counted as votes cast. Because each Fund requires a plurality of votes to elect each of the Board Nominees, abstentions and broker non-votes will not have an effect on the outcome of Proposal 1.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Board Members, including a majority of the Independent Board Members, of each Fund have selected Deloitte & Touche LLP (“D&T”) as the independent registered public accounting firm for the Funds. D&T, in accordance with Independence Standards Board Standard No. 1 (ISB No. 1), has confirmed to each applicable Audit Committee that it is an independent registered public accounting firm with respect to each Fund.

     A representative of D&T is expected to be present at the meeting.

     Each Audit Committee has discussed with D&T its independence with respect to the Fund and certain matters required to be discussed by Statement on Auditing Standard No. 61, as currently modified or supplemented. Each Audit Committee has considered whether the provision of non-audit services by the Fund’s independent registered public accounting firm is compatible with maintaining the independence of that registered public accounting firm. Each Audit Committee also reviews and discusses the Fund’s financial statements with Fund management and the independent registered public accounting firm. If any material concerns arise during the course of the audit and the preparation of the audited financial statements mailed to shareholders and included in the Fund’s Annual Report to Shareholders, the Audit Committee would be notified by Fund management or the independent registered public accounting firm. The Audit Committees received no such notifications for any Fund during its most recently completed fiscal year. Following each Audit Committee’s review and discussion of the Fund’s independent registered public accounting firm, pursuant to authority delegated by its respective Board, each Audit Committee approved the respective Fund’s audited financial statements for the Fund’s most recently completed fiscal year (each Fund’s fiscal year end is set forth in Appendix G) for which audited financial statements are available be included in each Fund’s Annual Report to Shareholders.

     Appendix G sets forth for each Fund the fees billed by that Fund’s independent registered public accounting firm for the two most recent fiscal years for all audit and non-audit services provided directly to the Fund. The fee information in Appendix G is presented under the following captions:

     (a) Audit Fees—fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements, including out-of-pocket expenses.

     (b) Audit-Related Fees—fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

     (c) Tax Fees—fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, tax distribution and analysis reviews and miscellaneous tax advice.

     (d) All Other Fees—fees for products and services provided to the Fund other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

     Each Audit Committee is required to approve all audit engagement fees and terms for its Fund. Each Audit Committee also is required to consider and act upon (i) the provision by the Fund’s independent accountant of any non-audit services to the Fund, and (ii) the provision by the Fund’s independent accountant of non-audit services to BlackRock and any entity controlling, controlled by or under common control with BlackRock that provide ongoing services to the Fund (“Affiliated Service Providers”) to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. See Appendix G to this Proxy Statement for information about the fees paid by the Funds, their investment advisers, and Affiliated Service Providers to each Fund’s independent registered public accounting firm.

     The Audit Committee of each Fund complies with applicable laws and regulations with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to a Fund on an annual basis require specific pre-approval by the Fund’s Audit Committee. As noted above, the Audit Committee also must approve other non-audit services provided to a Fund and those non-audit services provided to a Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of a Fund. Each Audit Committee has implemented policies and procedures by which such services may be approved other than by the full Audit Committee. Subject to such policies and procedures, including applicable dollar limitations, the Audit Committee may pre-approve, without consideration on a specific case-by-case basis (“general pre-approval”), certain permissible non-audit services that the Audit Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent registered public accounting firm. Each service approved subject to general pre-approval is presented to each Audit Committee for ratification at the next regularly scheduled in-person board meeting.

     For each Fund’s two most recently completed fiscal years, there were no services rendered by D&T to the Funds for which the general pre-approval requirement was waived.

     Each Audit Committee has considered the provision of non-audit services that were rendered by D&T to the Fund’s Affiliated Service Providers that were not pre-approved (and did not require pre-approval) in connection with determining such auditor’s independence. All services provided by D&T to each Fund and each Fund’s Affiliated Service Provider that required pre-approval were pre-approved during the Fund’s most recently completed fiscal year.

     The Audit Committee of each Fund consists of the following Board Members:

     Karen P. Robards (Chair);
     Frank J. Fabozzi;
     James T. Flynn; and
     W. Carl Kester.

ADDITIONAL INFORMATION

5% Share Ownership

     As of June 30, 2010, to the best of the Funds’ knowledge, the persons listed in Appendix H beneficially owned or owned of record 5% or more of the outstanding shares of the class of the Funds indicated.

Submission of Shareholder Proposals

     A shareholder proposal intended to be presented at a future meeting of shareholders of a Fund must be received at the offices of the Fund, Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055, in accordance with the timing requirements set forth below. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

     If a shareholder intends to present a proposal at the 2011 annual meeting of a Fund’s shareholders and desires to have the proposal included in such Fund’s proxy statement and form of proxy for that meeting pursuant to Rule 14a-8 under the Exchange Act, the shareholder must deliver the proposal to the offices of the appropriate Fund by March 25, 2011. In the event a Fund moves the date of its 2011 annual meeting by more than 30 days from the anniversary of its 2010 annual meeting, under current rules, shareholder submissions of proposals for inclusion in such Fund’s proxy statement and proxy card for the 2011 meeting pursuant to Rule 14a-8 under the Exchange Act must be delivered to the Fund a reasonable time before the Fund begins to print and send its proxy materials.

     Shareholders who do not wish to submit a proposal for inclusion in a Fund’s proxy statement and form of proxy for the 2011 annual meeting in accordance with Rule 14a-8 may submit a proposal for consideration at the 2011 annual meeting in accordance with the By-laws of the Fund. The By-laws for all of the Funds require that advance notice be given to the Fund in the event a shareholder desires to transact any business, including business from the floor, at an annual meeting of shareholders, including the nomination of Board Members. Notice of any such business or nomination must be in writing, comply with the requirements of the By-laws and be received by the Fund between Thursday, May 5, 2011 and Saturday, June 4, 2011. In order for proposals of shareholders made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received at the Fund’s principal executive offices by Saturday, June 4, 2011. In the event a Fund moves the date of its 2011 annual meeting by more than 30 days from the anniversary of its 2010 annual meeting, shareholders who wish to submit a proposal or nomination for consideration at the 2011 annual meeting in accordance with the advance notice provisions of the By-laws of a Fund must deliver such proposal or nomination not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure of the meeting date was made, whichever comes first. If such proposals are not “timely” within the meaning of Rule 14a-4(c), then proxies solicited by the Board for next year’s annual meeting may confer discretionary authority to the Board to vote on such proposals. Copies of the By-laws of each Fund are available on the EDGAR Database on the Securities and Exchange Commission’s website at www.sec.gov. Each Fund will also furnish, without charge, a copy of its By-laws to a shareholder upon request. Such requests should be directed to the appropriate Fund at Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055, or by calling toll free at 1-800-441-7762.

     For all Funds, written proposals (including nominations) and notices should be sent to the Secretary of the Fund, Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.

Shareholder Communications

     Shareholders who want to communicate with the Board or any individual Board Member should write their Fund to the attention of the Secretary, Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. Shareholders may communicate with the Boards electronically by sending an email to closedendfundsbod@blackrock.com. The communication should indicate that you are a Fund shareholder. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member, it will be sent to the Chair of the Governance and Nominating Committee and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

     Additionally, shareholders with complaints or concerns regarding accounting matters may address letters to the Fund’s Chief Compliance Officer (“CCO”), Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. Shareholders who are uncomfortable submitting complaints to the CCO may address letters directly to the Chair of the Audit Committee of the Board that oversees the Fund. Such letters may be submitted on an anonymous basis.

Expense of Proxy Solicitation

     The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and this Proxy Statement, and costs in connection with the solicitation of proxies will be borne by the Funds. Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of this Proxy Statement, also will be borne by the Funds. Costs that are borne by the Funds collectively will be allocated among the Funds on the basis of a combination of their respective net assets and number of shareholder accounts, except when direct costs can be reasonably attributed to one or more specific Funds.

     Solicitation may be made by mail, telephone, fax, e-mail or the Internet by officers or employees of BlackRock Advisors, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies. The Funds will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding this Proxy Statement and proxy materials to the beneficial owners of each Fund’s shares. The Funds and BlackRock have retained The Altman Group, Inc. (“Altman”), 60 East 42nd Street, Suite 916, New York, NY 10165, a proxy solicitation firm, to assist in the printing and distribution of proxy materials and the solicitation and tabulation of proxies. In addition, Broadridge Financial Solutions, Inc. (“Broadridge”), 51 Mercedes Way, Edgewood, NY 11717, will assist the Funds in the distribution of proxy materials. It is anticipated that Altman and Broadridge will be paid approximately $55,000 and $1,245,000, respectively, for such services (including reimbursements of out-of-pocket expenses). Altman may solicit proxies personally and by mail, telephone, fax, e-mail or the Internet. Each Fund’s portion of the foregoing expenses is not subject to any cap or voluntary agreement to waive fees and/or reimburse expenses that may otherwise apply to that Fund.

Privacy Principles of the Funds

     BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

     If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

     BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information we receive from your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) information we receive from visits to our websites.

     BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory inquiries or service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

     BlackRock may share information with its affiliates to service a Client’s account or to provide Clients with information about other BlackRock products or services that may be of interest to them. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

General

     Management does not intend to present and does not have reason to believe that any other items of business will be presented at the meeting. However, if other matters are properly presented to the meeting for a vote, the proxies will be voted by the persons named in the enclosed proxy upon such matters in accordance with their judgment of the best interests of the Fund.

     A list of each Fund’s shareholders of record as of the Record Date will be available for inspection at the shareholder meeting. For each Delaware Trust, a list of shareholders of record as of the Record date will be available at the offices of the Funds, Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055, for inspection by such Fund’s shareholders during regular business hours beginning ten days prior to the date of the meeting.

     Failure of a quorum to be present at any meeting will necessitate adjournment. The persons named in the enclosed proxy may also move for an adjournment of any meeting to permit further solicitation of proxies with respect to the proposal if they determine that adjournment and further solicitation are reasonable and in the best interests of shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of the Fund present in person or by proxy and entitled to vote at the time of the meeting to be adjourned. Any adjourned meeting or meetings may be held without the necessity of another notice. The persons named in the enclosed proxy will vote in favor of any such adjournment if they believe the adjournment and additional proxy solicitation are reasonable and in the best interests of the Fund’s shareholders. For purposes of determining the presence of a quorum, abstentions and broker non-votes will be treated as shares that are present at the meeting.

     Please vote promptly by signing and dating each enclosed proxy card, and if received by mail, returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to provide voting instructions by telephone or over the Internet.

By Order of the Boards,

Howard B. Surloff
Secretary of the Funds

July 23, 2010

Appendix A

Fund Information

     The following table lists, with respect to each Fund, the total number of shares outstanding and the net assets of the Fund on July 6, 2010, the record date for voting at the meeting. All Funds have a policy to encourage Board Members to attend the annual meeting.

Ticker	Fund	Form of Organization	Total Common Shares Outstanding	Total AMPS Shares	Net Assets ($)

APX	BlackRock Apex Municipal Fund, Inc.	Maryland Corporation	19,981,270	N/A	$184,282,052
BJZ	BlackRock California Municipal 2018 Term Trust†	Delaware Statutory Trust	6,433,028	2,221	$94,930,998
BFZ	BlackRock California Municipal Income Trust†	Delaware Statutory Trust	31,813,602	6,853	$451,343,451
BHK	BlackRock Core Bond Trust	Delaware Statutory Trust	27,023,027	N/A	$367,682,083
BPP	BlackRock Credit Allocation Income Trust III†	Delaware Statutory Trust	18,467,785	2,817	$216,405,088
BTZ	BlackRock Credit Allocation Income Trust IV†	Delaware Statutory Trust	51,828,156	9,240	$709,055,515
BHL	BlackRock Defined Opportunity Credit Trust	Delaware Statutory Trust	9,008,704	N/A	$120,262,977
BDV	BlackRock Dividend AchieversTM Trust	Delaware Statutory Trust	54,518,315	N/A	$485,480,816
BQR	BlackRock EcoSolutions Investment Trust	Delaware Statutory Trust	12,213,358	N/A	$112,044,305
BGR	BlackRock Energy and Resources Trust	Delaware Statutory Trust	29,766,217	N/A	$677,506,543
BDJ	BlackRock Enhanced Dividend AchieversTM Trust	Delaware Statutory Trust	70,982,390	N/A	$542,651,940
BGT	BlackRock Floating Rate Income Trust†	Delaware Statutory Trust	23,564,801	2,352	$326,141,712
BFO	BlackRock Florida Municipal 2020 Term Trust†	Delaware Statutory Trust	5,562,128	1,716	$81,704,431
BOE	BlackRock Global Opportunities Equity Trust	Delaware Statutory Trust	68,810,161	N/A	$1,152,242,872
BME	BlackRock Health Sciences Trust	Delaware Statutory Trust	7,591,500	N/A	$189,114,791
HIS	BlackRock High Income Shares	Massachusetts Business Trust	54,620,872	N/A	$117,613,278
BHY	BlackRock High Yield Trust	Delaware Statutory Trust	6,427,525	N/A	$42,264,324
BNA	BlackRock Income Opportunity Trust, Inc.	Maryland Corporation	34,456,370	N/A	$365,420,398
BKT	BlackRock Income Trust, Inc.	Maryland Corporation	63,942,535	N/A	$488,534,566
BAF	BlackRock Insured Municipal Income Investment Trust†	Delaware Statutory Trust	8,737,567	1,691	$126,222,661
BYM	BlackRock Insured Municipal Income Trust†	Delaware Statutory Trust	26,266,958	5,490	$370,931,932
BGY	BlackRock International Growth and Income Trust	Delaware Statutory Trust	109,392,789	N/A	$1,028,864,875
RFA	BlackRock Investment Quality Municipal Income Trust†	Massachusetts Business Trust	1,127,644	183	$13,754,028
BKN	BlackRock Investment Quality Municipal Trust, Inc.†	Maryland Corporation	17,004,390	5,038	$232,772,460
BLW	BlackRock Limited Duration Income Trust	Delaware Statutory Trust	36,889,650	N/A	$607,174,357
BTA	BlackRock Long-Term Municipal Advantage Trust	Delaware Statutory Trust	13,345,151	N/A	$150,496,019
BZM	BlackRock Maryland Municipal Bond Trust†	Delaware Statutory Trust	2,057,204	640	$30,415,131

A-1

Ticker	Fund	Form of Organization	Total Common Shares Outstanding	Total AMPS Shares	Net Assets ($)

MUA	BlackRock MuniAssets Fund, Inc.	Maryland Corporation	21,137,255	N/A	$267,672,307
BPK	BlackRock Municipal 2018 Term
	Trust†	Delaware Statutory Trust	15,908,028	5,354	$236,601,180
BKK	BlackRock Municipal 2020 Term
	Trust†	Delaware Statutory Trust	20,236,628	6,954	$297,637,679
BIE	BlackRock Municipal Bond
	Investment Trust†	Delaware Statutory Trust	3,333,337	714	$49,511,581
BBK	BlackRock Municipal Bond Trust†	Delaware Statutory Trust	10,408,662	3,196	$150,184,074
BBF	BlackRock Municipal Income
	Investment Trust†	Delaware Statutory Trust	6,692,003	1,370	$92,413,988
BLE	BlackRock Municipal Income
	Trust II†	Delaware Statutory Trust	23,252,849	6,052	$324,683,156
BFK	BlackRock Municipal Income
	Trust†	Delaware Statutory Trust	44,410,441	10,835	$585,884,571
RNJ	BlackRock New Jersey Investment
	Quality Municipal Trust, Inc.†	Maryland Corporation	1,015,366	276	$12,637,041
BLJ	BlackRock New Jersey Municipal
	Bond Trust†	Delaware Statutory Trust	2,316,387	751	$33,750,255
BNJ	BlackRock New Jersey Municipal
	Income Trust†	Delaware Statutory Trust	7,596,636	2,364	$108,402,200
BSE	BlackRock New York Insured
	Municipal Income Trust†	Delaware Statutory Trust	6,480,561	1,623	$92,836,830
RNY	BlackRock New York Investment
	Quality Municipal Trust, Inc.†	Maryland Corporation	1,312,898	389	$18,405,631
BLH	BlackRock New York Municipal
	2018 Term Trust†	Delaware Statutory Trust	3,633,028	1,256	$57,133,401
BQH	BlackRock New York Municipal
	Bond Trust†	Delaware Statutory Trust	2,773,218	885	$42,062,046
BFY	BlackRock New York Municipal
	Income Trust II†	Delaware Statutory Trust	4,948,990	1,779	$73,210,362
BNY	BlackRock New York Municipal
	Income Trust†	Delaware Statutory Trust	12,778,686	3,780	$181,383,591
BCF	BlackRock Real Asset Equity
	Trust	Delaware Statutory Trust	56,888,447	N/A	$635,136,835
BQY	BlackRock S&P Quality Rankings
	Global Equity Managed Trust	Delaware Statutory Trust	6,033,028	N/A	$76,161,672
BHD	BlackRock Strategic Bond Trust	Delaware Statutory Trust	7,058,401	N/A	$93,518,210
BDT	BlackRock Strategic Dividend
	AchieversTM Trust	Delaware Statutory Trust	26,908,028	N/A	$270,004,996
BHV	BlackRock Virginia Municipal
	Bond Trust†	Delaware Statutory Trust	1,568,738	467	$24,297,583
BMT	The BlackRock Insured Municipal
	Term Trust Inc.	Maryland Corporation	25,885,639	N/A	$261,140,305
BPS	The BlackRock Pennsylvania
	Strategic Municipal Trust†	Delaware Statutory Trust	2,023,930	653	$28,122,698
BSD	The BlackRock Strategic
	Municipal Trust†	Delaware Statutory Trust	7,290,063	1,719	$94,381,982

†  Denotes an AMPS Fund.

A-2

Appendix B

Compensation of the Board Members

     Each Board Member who is not an “interested person” (as defined in the 1940 Act) (the “Independent Board Members”), is paid an annual retainer of $250,000 per year for his or her services as a Board Member of all BlackRock-advised closed-end funds (the “Closed-End Complex”) that are overseen by the respective director/trustee and each Board Member may also receive a $10,000 board meeting fee for special unscheduled meetings or meetings in excess of six Board meetings held in a calendar year, together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. In addition, the Chair and Vice-Chair of the Board are paid an additional annual retainer of $120,000 and $40,000, respectively. The Chairs of the Audit Committee, Compliance Committee, Governance and Nominating Committee, and Performance Oversight Committee are paid an additional annual retainer of $35,000, $20,000, $10,000, and $20,000, respectively. Each Audit Committee member is paid an additional annual retainer of $25,000. For the year ended December 31, 2009, the Closed-End Complex reimbursed Independent Board Member expenses in an aggregate amount of $50,726. Each Fund shall pay a pro rata portion quarterly (based on relative net assets) of the foregoing Board Member fees paid by the funds in the Closed-End Complex.

     Dr. Gabbay is an interested person of the Funds and serves as an interested Board Member of three groups of BlackRock-advised funds—the Closed-End Complex and two complexes of open-end funds (the “Equity-Liquidity Complex” and the “Equity-Bond Complex”; each such complex, a “BlackRock Fund Complex”). Dr. Gabbay receives for his services as a Board Member of such BlackRock Fund Complexes (i) an annual retainer of $487,500 allocated to the funds in these three BlackRock Fund Complexes, including the Funds, based on their net assets and (ii) with respect to each of the two open-end BlackRock Fund Complexes, a Board meeting fee of $3,750 (with respect to meetings of the Equity-Liquidity Complex) and $18,750 (with respect to meetings of the Equity-Bond Complex) to be paid for attendance at each Board meeting up to five Board meetings held in a calendar year by each such complex (compensation for meetings in excess of this number to be determined on a case-by-case basis). Dr. Gabbay is also reimbursed for out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. Dr. Gabbay’s compensation for serving on the boards of the funds in these BlackRock Fund Complexes (including the Funds) is equal to 75% of each retainer and, as applicable, of each meeting fee (without regard to additional fees paid to Board and Committee chairs) received by the Independent Board Members serving on such boards. The Boards of the Funds or of any other fund in a BlackRock Fund Complex may modify the Board Members’ compensation from time to time depending on market conditions and Dr. Gabbay’s compensation would be impacted by those modifications.

     The Independent Board Members have agreed that a maximum of 50% of each Independent Board Member’s total compensation paid by funds in the Closed-End Complex may be deferred pursuant to the Closed-End Complex’s deferred compensation plan. Under the deferred compensation plan, deferred amounts earn a return for the Independent Board Members as though equivalent dollar amounts had been invested in common shares of certain funds in the Closed-End Complex selected by the Independent Board Members. This has approximately the same economic effect for the Independent Board Members as if they had invested the deferred amounts in such other funds in the Closed-End Complex. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of a fund and are recorded as a liability for accounting purposes. A fund may, however, elect to invest in common shares of those funds in the Closed-End Complex selected by the Independent Board Members in order to match its deferred compensation obligation.

     The following table sets forth the aggregate compensation, including deferred compensation amounts, paid to each Independent Board Member and Dr. Gabbay by each Fund during its most recently completed fiscal year and by the Closed-End Complex for the most recently completed calendar year.

Fund	Fund’s Fiscal Year End (1)	Richard E. Cavanagh (2)	Frank J. Fabozzi (3)	Kathleen F. Feldstein (4)	R. Glenn Hubbard (5)(11)	G. Nicholas Beckwith, III (6)	James T. Flynn (7)	Jerrold B. Harris (8)	W. Carl Kester (9)	Karen P. Robards (10)	Henry Gabbay (11)	Kent Dixon (12)	Fund Total
APX	30-Apr	$2,388	$1,904	$1,742	$1,678	$1,480	$1,775	$1,613	$1,775	$2,258	$614	$1,189	$18,416
BAF	31-Aug	$1,684	$1,341	$1,233	$1,188	$1,142	$1,256	$1,142	$1,256	$1,581	$604	$1,256	$13,683
BBF	31-Jul	$1,207	$960	$888	$855	$822	$904	$822	$904	$1,124	$378	$904	$9,768
BBK	31-Aug	$1,811	$1,442	$1,327	$1,278	$1,228	$1,351	$1,228	$1,351	$1,699	$660	$1,351	$14,726
BCF	31-Oct	$8,374	$6,677	$6,111	$5,885	$5,658	$6,224	$5,658	$6,224	$7,922	$3,571	$6,224	$68,528
BDJ	31-Oct	$8,946	$7,133	$6,528	$6,287	$6,045	$6,649	$6,045	$6,649	$8,463	$3,348	$6,649	$72,742
BDT	31-Oct	$3,986	$3,178	$2,909	$2,801	$2,693	$2,962	$2,693	$2,962	$3,770	$1,521	$2,962	$32,437
BDV	31-Oct	$7,598	$6,058	$5,544	$5,339	$5,134	$5,647	$5,134	$5,567	$7,187	$2,878	$5,647	$61,813
BFK	30-Apr	$7,550	$6,020	$5,510	$5,305	$4,679	$5,612	$5,101	$5,612	$7,142	$1,882	$3,745	$58,158
BFO	31-Jul	$1,043	$830	$767	$739	$710	$781	$710	$781	$972	$329	$781	$8,443
BFY	31-Aug	$949	$756	$695	$669	$644	$708	$644	$708	$891	$341	$708	$7,713
BFZ	31-Jul	$2,722	$2,166	$2,003	$1,928	$1,854	$2,040	$1,854	$2,040	$2,536	$865	$2,040	$22,048
BGR	31-Oct	$8,961	$7,145	$6,539	$6,297	$6,055	$6,660	$6,055	$6,660	$8,477	$3,797	$6,660	$73,306
BGT	31-Oct	$3,947	$3,147	$2,880	$2,773	$2,667	$2,934	$2,667	$2,934	$3,734	$1,696	$2,934	$32,313
BGY	31-Oct	$17,000	$13,554	$12,406	$11,946	$11,487	$12,635	$11,487	$12,635	$16,081	$6,742	$12,635	$138,608
BHD	31-Aug	$1,142	$910	$837	$806	$775	$852	$775	$852	$1,072	$398	$852	$9,271
BHK	31-Aug	$4,676	$3,725	$3,426	$3,299	$3,172	$3,489	$3,172	$3,489	$4,391	$1,608	$3,489	$37,936
BHL	31-Aug	$1,450	$1,155	$1,063	$1,023	$984	$1,082	$984	$1,082	$1,360	$515	$1,082	$11,780
BHV	31-Aug	$316	$252	$231	$223	$214	$236	$214	$236	$297	$114	$236	$2,569
BHY	31-Aug	$490	$391	$360	$346	$333	$366	$333	$366	$460	$167	$366	$3,978
BIE	31-Aug	$648	$516	$474	$457	$439	$483	$439	$483	$608	$231	$483	$5,261
BJZ	31-Dec	$1,294	$1,032	$944	$909	$874	$962	$874	$962	$1,224	$649	$962	$10,686
BKK	30-Apr	$3,788	$3,020	$2,764	$2,662	$2,347	$2,815	$2,559	$2,815	$3,583	$963	$1,879	$29,195
BKN	30-Apr	$3,029	$2,415	$2,210	$2,128	$1,880	$2,251	$2,046	$2,251	$2,865	$772	$1,514	$23,361
BKT	31-Aug	$6,504	$5,181	$4,762	$4,586	$4,409	$4,850	$4,409	$4,850	$6,113	$2,266	$4,850	$52,780
BLE	31-Aug	$3,871	$3,083	$2,837	$2,732	$2,626	$2,889	$2,626	$2,889	$3,632	$1,405	$2,889	$31,479
BLH	31-Dec	$818	$653	$597	$575	$553	$608	$553	$608	$774	$404	$608	$6,751
BLJ	31-Aug	$418	$333	$306	$295	$284	$312	$284	$312	$393	$151	$312	$3,400
BLW	31-Aug	$7,588	$6,044	$5,561	$5,355	$5,149	$5,664	$5,149	$5,664	$7,120	$2,609	$5,664	$61,567
BME	31-Oct	$2,753	$2,195	$2,009	$1,934	$1,860	$2,046	$1,860	$2,046	$2,604	$1,134	$2,046	$22,487
BMT	31-Dec	$4,130	$3,293	$3,014	$2,902	$2,791	$3,070	$2,791	$3,070	$3,907	$1,972	$3,070	$34,010
BNA	31-Aug	$5,030	$4,006	$3,684	$3,547	$3,411	$3,752	$3,411	$3,752	$4,725	$1,746	$3,752	$40,816
BNJ	31-Jul	$1,343	$1,068	$988	$951	$915	$1,006	$915	$1,006	$1,251	$425	$1,006	$10,874
BNY	31-Jul	$2,247	$1,788	$1,653	$1,592	$1,531	$1,684	$1,531	$1,684	$2,093	$717	$1,684	$18,204
BOE	31-Oct	$4,573	$3,646	$3,337	$3,213	$3,090	$3,399	$3,090	$3,399	$4,325	$3,767	$3,399	$39,238
BPK	31-Dec	$3,136	$2,501	$2,289	$2,204	$2,119	$2,331	$2,119	$2,331	$2,967	$1,582	$2,331	$25,910
BPP	31-Oct	$2,322	$1,852	$1,695	$1,632	$1,569	$1,726	$1,569	$1,726	$2,197	$993	$1,726	$19,007

Fund	Fund’s Fiscal Year End (1)	Richard E. Cavanagh (2)	Frank J. Fabozzi (3)	Kathleen F. Feldstein (4)	R. Glenn Hubbard (5)(11)	G. Nicholas Beckwith, III (6)	James T. Flynn (7)	Jerrold B. Harris (8)	W. Carl Kester (9)	Karen P. Robards (10)	Henry Gabbay (11)	Kent Dixon (12)	Fund Total
BPS	30-Apr	$371	$296	$271	$261	$230	$276	$251	$276	$351	$95	$185	$2,863
BQH	31-Aug	$548	$437	$401	$387	$372	$409	$372	$409	$515	$198	$409	$4,457
BQR	31-Oct	$1,873	$1,494	$1,367	$1,316	$1,266	$1,392	$1,266	$1,392	$1,772	$740	$1,392	$15,270
BQY	31-Oct	$1,119	$892	$817	$786	$756	$832	$756	$832	$1,059	$453	$832	$9,134
BSD	30-Apr	$1,233	$983	$900	$866	$765	$916	$833	$916	$1,166	$312	$614	$9,504
BSE	31-Aug	$1,182	$941	$866	$834	$802	$882	$802	$882	$1,110	$431	$882	$9,614
BTA	30-Apr	$1,964	$1,566	$1,433	$1,380	$1,219	$1,460	$1,327	$1,460	$1,858	$499	$981	$15,147
BTZ	31-Oct	$8,025	$6,398	$5,856	$5,639	$5,422	$5,964	$5,422	$5,964	$7,591	$3,357	$5,964	$65,602
BYM	31-Aug	$4,910	$3,911	$3,596	$3,463	$3,330	$3,663	$3,330	$3,663	$4,611	$1,757	$3,663	$39,897
BZM	31-Aug	$384	$306	$281	$271	$260	$286	$260	$286	$360	$138	$286	$3,118
HIS	31-Aug	$1,324	$1,054	$971	$935	$899	$989	$899	$989	$1,240	$451	$989	$10,740
MUA	30-Apr	$3,469	$2,766	$2,531	$2,438	$2,151	$2,578	$2,344	$2,578	$3,281	$891	$1,728	$26,755
RFA	31-Jul	$177	$141	$130	$125	$120	$132	$120	$132	$165	$56	$132	$1,430
RNJ	31-Jul	$159	$126	$117	$113	$108	$119	$108	$119	$148	$51	$119	$1,287
RNY	31-Jul	$232	$185	$171	$165	$158	$174	$158	$174	$217	$75	$174	$1,883
Total Compensation
from Closed-End
Complex (13)		$370,448	$295,538	$270,046	$263,824	$250,000	$275,000	$250,000	$275,000	$350,000	$140,625	$275,604
Number of RICs
in Closed-End
Complex Overseen
by Board Member		99	99	99	99	Resigned	99	99	99	99	99	Retired

(1)	Information is for the Fund’s most recent fiscal year.

(2)	Total amount of deferred compensation payable by the Closed-End Complex to Board Member is $375,666 as of 12/31/09.

(3)	Total amount of deferred compensation payable by the Closed-End Complex to Board Member is $313,845 as of 12/31/09.

(4)	Total amount of deferred compensation payable by the Closed-End Complex to Board Member is $279,895 as of 12/31/09.

(5)	Dr. Hubbard previously participated in the deferred compensation plan and is owed $622,312 by the Closed-End Complex as of 12/31/09 pursuant to such plan.

(6)	Mr. Beckwith resigned from the Boards on March 31, 2010. Mr. Beckwith previously participated in the deferred compensation plan and is owed $311,251 by the Closed-End Complex as of 12/31/09 pursuant to such plan.

(7)	Total amount of deferred compensation payable by the Closed-End Complex to Board Member is $342,376 as of 12/31/09.

(8)	Total amount of deferred compensation payable by the Closed-End Complex to Board Member is $311,251 as of 12/31/09.

(9)	Total amount of deferred compensation payable by the Closed-End Complex to Board Member is $186,750 as of 12/31/09.

(10)	Total amount of deferred compensation payable by the Closed-End Complex to Board Member is $180,290 as of 12/31/09.

(11)	As of December 31, 2009 the Board Member did not participate in the deferred compensation plan. During the calendar year 2009, Dr. Gabbay also received $46,875 from BlackRock Advisors, LLC as compensation for his service as a Board Member during the calendar year 2008.

(12)	Mr. Dixon retired from the Boards on December 31, 2009. Mr. Dixon previously participated in the deferred compensation plan and was paid $209,072 by the Closed-End Complex, the full amount of his deferred compensation, following his retirement.

(13)	Represents the aggregate compensation earned by such persons from the Closed-End Complex during the calendar year ended December 31, 2009. Of this amount, Mr. Cavanagh, Dr. Fabozzi, Dr. Feldstein, Mr. Beckwith, Mr. Flynn, Mr. Harris, Dr. Kester and Ms. Robards deferred $37,000, $14,750, $81,000, $125,000, $137,500, $125,000, $75,000 and $35,000, respectively, pursuant to the Closed-End Complex’s deferred compensation plan. Includes amounts received by Mr. Cavanagh, Dr. Fabozzi, Dr. Feldstein, Dr. Hubbard and Mr. Dixon during the calendar year ended December 31, 2009, due to deferred compensation payments in connection with term trust liquidations.

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Appendix C

Equity Securities Owned by Board Members

     The following table shows the amount of equity securities owned by the Board Members and Board Nominees in the Funds that they are nominated to oversee as of May 31, 2010, except as otherwise indicated. No Board Member owns AMPS.

Name of Board Member	Fund Name	Number of Shares of Common Stock	Aggregate Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or To Be Overseen by the Board Member in Fund Complex	Number of Share Equivalents (1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Stock and Share Equivalents in Fund Complex

Interested Board Members:

Richard S. Davis	BlackRock Floating Rate	500	$1–$10,000	Over	—	—	Over
	Income Trust			$100,000			$100,000

	BlackRock Global	298	$1–$10,000	Over	—	—	Over
	Opportunities Equity Trust			$100,000			$100,000

	BlackRock International	3,600	$10,001–	Over	—	—	Over
	Growth and Income Trust		$50,000	$100,000			$100,000

	BlackRock Limited Duration	500	$1–$10,000	Over	—	—	Over
	Income Trust			$100,000			$100,000

	BlackRock Municipal 2018	500	$1–$10,000	Over	—	—	Over
	Term Trust			$100,000			$100,000

	BlackRock Real Asset Equity	500	$1–$10,000	Over	—	—	Over
	Trust			$100,000			$100,000

Henry Gabbay	BlackRock Apex Municipal	1,200	$10,001–	Over	—	—	Over
	Fund, Inc.		$50,000	$100,000			$100,000

	BlackRock Core Bond Trust	100	$1–$10,000	Over	—	—	Over
				$100,000			$100,000

	BlackRock Credit Allocation	100	$1–$10,000	Over	—	—	Over
	Income Trust III			$100,000			$100,000

	BlackRock Credit Allocation	1,000	$10,001–	Over	—	—	Over
	Income Trust IV		$50,000	$100,000			$100,000

	BlackRock Defined	1,000	$10,001–	Over	—	—	Over
	Opportunity Credit Trust		$50,000	$100,000			$100,000

	BlackRock Dividend	1,325	$10,001–	Over	—	—	Over
	AchieversTM Trust		$50,000	$100,000			$100,000

	BlackRock EcoSolutions	1,245	$10,001–	Over	—	—	Over
	Investment Trust		$50,000	$100,000			$100,000

	BlackRock Energy and	625	$10,001–	Over	—	—	Over
	Resources Trust		$50,000	$100,000			$100,000

	BlackRock Enhanced	100	$1–$10,000	Over	—	—	Over
	Dividend AchieversTM Trust			$100,000			$100,000

	BlackRock Floating Rate	100	$1–$10,000	Over	—	—	Over
	Income Trust			$100,000			$100,000

	BlackRock Global	1,226	$10,001–	Over	—	—	Over
	Opportunities Equity Trust		$50,000	$100,000			$100,000

	BlackRock Health Sciences	650	$10,001–	Over $100,000	—	—	Over
	Trust		$50,000				$100,000

Name of Board Member	Fund Name	Number of Shares of Common Stock	Aggregate Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or To Be Overseen by the Board Member in Fund Complex	Number of Share Equivalents (1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Stock and Share Equivalents in Fund Complex

Interested Board Members: (continued)

Henry Gabbay	BlackRock High Income	100	$1–$10,000	Over	—	—	Over
(continued)	Shares			$100,000			$100,000

	BlackRock High Yield Trust	100	$1–$10,000	Over	—	—	Over
				$100,000			$100,000

	BlackRock Income	100	$1–$10,000	Over	—	—	Over
	Opportunity Trust, Inc.			$100,000			$100,000

	BlackRock Income Trust, Inc.	100	$1–$10,000	Over	—	—	Over
				$100,000			$100,000

	BlackRock Insured Municipal	100	$1–$10,000	Over	—	—	Over
	Income Investment Trust			$100,000			$100,000

	BlackRock Insured	100	$1–$10,000	Over	—	—	Over
	Municipal Income Trust			$100,000			$100,000

	BlackRock International	900	$1–$10,000	Over	—	—	Over
	Growth and Income Trust			$100,000			$100,000

	BlackRock Investment Quality	100	$1–$10,000	Over	—	—	Over
	Municipal Income Trust			$100,000			$100,000

	BlackRock Investment	100	$1–$10,000	Over	—	—	Over
	Quality Municipal Trust, Inc.			$100,000			$100,000

	BlackRock Limited Duration	100	$1–$10,000	Over	—	—	Over
	Income Trust			$100,000			$100,000

	BlackRock Long-Term	1,600	$10,001–	Over	—	—	Over
	Municipal Advantage Trust		$50,000	$100,000			$100,000

	BlackRock MuniAssets	100	$1–$10,000	Over	—	—	Over
	Fund, Inc.			$100,000			$100,000

	BlackRock Municipal 2018	100	$1–$10,000	Over	—	—	Over
	Term Trust			$100,000			$100,000

	BlackRock Municipal 2020	100	$1–$10,000	Over	—	—	Over
	Term Trust			$100,000			$100,000

	BlackRock Municipal Bond	100	$1–$10,000	Over	—	—	Over
	Investment Trust			$100,000			$100,000

	BlackRock Municipal Bond	100	$1–$10,000	Over	—	—	Over
	Trust			$100,000			$100,000

	BlackRock Municipal	100	$1–$10,000	Over	—	—	Over
	Income Investment Trust			$100,000			$100,000

	BlackRock Municipal	100	$1–$10,000	Over	—	—	Over
	Income Trust			$100,000			$100,000

	BlackRock Municipal	100	$1–$10,000	Over	—	—	Over
	Income Trust II			$100,000			$100,000

	BlackRock New York	700	$10,001–	Over	—	—	Over
	Municipal Bond Trust		$50,000	$100,000			$100,000

	BlackRock New York	750	$10,001–	Over	—	—	Over
	Municipal Income Trust		$50,000	$100,000			$100,000

	BlackRock New York	1,300	$10,001–	Over	—	—	Over
	Municipal Income Trust II		$50,000	$100,000			$100,000

	BlackRock Real Asset Equity	1,200	$10,001–	Over	—	—	Over
	Trust		$50,000	$100,000			$100,000

	BlackRock S&P Quality	1,090	$10,001–	Over	—	—	Over
	Rankings Global Equity		$50,000	$100,000			$100,000
	Managed Trust

	BlackRock Strategic Bond	100	$1–$10,000	Over	—	—	Over
	Trust			$100,000			$100,000

Name of Board Member	Fund Name	Number of Shares of Common Stock	Aggregate Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or To Be Overseen by the Board Member in Fund Complex	Number of Share Equivalents (1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Stock and Share Equivalents in Fund Complex

Interested Board Members: (continued)

Henry Gabbay	BlackRock Strategic	1,325	$10,001–	Over	—	—	Over
(continued)	Dividend AchieversTM Trust		$50,000	$100,000			$100,000

	The BlackRock Insured	100	$1–$10,000	Over	—	—	Over
	Municipal Term Trust Inc.			$100,000			$100,000

	The BlackRock Strategic	900	$10,001–	Over	—	—	Over
	Municipal Trust		$50,000	$100,000			$100,000

Independent Board Members:

Richard E. Cavanagh	BlackRock Apex Municipal	100	$1–$10,000	Over	—	—	Over
	Fund, Inc.			$100,000			$100,000

	BlackRock Core Bond Trust	500	$1–$10,000	Over	—	—	Over
				$100,000			$100,000

	BlackRock Credit Allocation	100	$1–$10,000	Over	—	—	Over
	Income Trust III			$100,000			$100,000

	BlackRock Credit Allocation	200	$1–$10,000	Over	4,123	$50,001–	Over
	Income Trust IV			$100,000		$100,000	$100,000

	BlackRock Defined	500	$1–$10,000	Over	—	—	Over
	Opportunity Credit Trust			$100,000			$100,000

	BlackRock Dividend	100	$1–$10,000	Over	—	—	Over
	AchieversTM Trust			$100,000			$100,000

	BlackRock EcoSolutions	100	$1–$10,000	Over	—	—	Over
	Investment Trust			$100,000			$100,000

	BlackRock Energy and	100	$1–$10,000	Over	1,848	$10,001–	Over
	Resources Trust			$100,000		$50,000	$100,000

	BlackRock Enhanced	100	$1–$10,000	Over	5,282	$10,001–	Over
	Dividend AchieversTM Trust			$100,000		$50,000	$100,000

	BlackRock Floating Rate	200	$1–$10,000	Over	4,223	$50,001–	Over
	Income Trust			$100,000		$100,000	$100,000

	BlackRock Global	214	$1–$10,000	Over	—	—	Over
	Opportunities Equity Trust			$100,000			$100,000

	BlackRock Health Sciences	100	$1–$10,000	Over	—	—	Over
	Trust			$100,000			$100,000

	BlackRock High Income	100	$1–$10,000	Over	—	—	Over
	Shares			$100,000			$100,000

	BlackRock High Yield Trust	200	$1–$10,000	Over	—	—	Over
				$100,000			$100,000

	BlackRock Income	100	$1–$10,000	Over	—	—	Over
	Opportunity Trust, Inc.			$100,000			$100,000

	BlackRock Income Trust,	500	$1–$10,000	Over	—	—	Over
	Inc.			$100,000			$100,000

	BlackRock Insured	200	$1–$10,000	Over	—	—	Over
	Municipal Income Trust			$100,000			$100,000

	BlackRock International	100	$1–$10,000	Over	3,902	$10,001–	Over
	Growth and Income Trust			$100,000		$50,000	$100,000

	BlackRock Investment	500	$1–$10,000	Over	—	—	Over
	Quality Municipal Trust, Inc.			$100,000			$100,000

	BlackRock Limited Duration	100	$1–$10,000	Over	3,641	$50,001–	Over
	Income Trust			$100,000		$100,000	$100,000

	BlackRock Long-Term	200	$1–$10,000	Over	—	—	Over
	Municipal Advantage Trust			$100,000			$100,000

	BlackRock MuniAssets	100	$1–$10,000	Over	—	—	Over
	Fund, Inc.			$100,000			$100,000

Name of Board Member	Fund Name	Number of Shares of Common Stock	Aggregate Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or To Be Overseen by the Board Member in Fund Complex	Number of Share Equivalents (1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Stock and Share Equivalents in Fund Complex

Independent Board Members: (continued)

Richard E. Cavanagh	BlackRock Municipal 2018	300	$1–$10,000	Over	—	—	Over
(continued)	Term Trust			$100,000			$100,000

	BlackRock Municipal 2020	100	$1–$10,000	Over	—	—	Over
	Term Trust			$100,000			$100,000

	BlackRock Municipal Bond	100	$1–$10,000	Over	—	—	Over
	Trust			$100,000			$100,000

	BlackRock Municipal	300	$1–$10,000	Over	—	—	Over
	Income Trust			$100,000			$100,000

	BlackRock Municipal	100	$1–$10,000	Over	—	—	Over
	Income Trust II			$100,000			$100,000

	BlackRock New York Insured	200	$1–$10,000	Over	—	—	Over
	Municipal Income Trust			$100,000			$100,000

	BlackRock New York	100	$1–$10,000	Over	—	—	Over
	Investment Quality			$100,000			$100,000
	Municipal Trust, Inc.

	BlackRock New York	100	$1–$10,000	Over	—	—	Over
	Municipal 2018 Term Trust			$100,000			$100,000

	BlackRock New York	100	$1–$10,000	Over	—	—	Over
	Municipal Bond Trust			$100,000			$100,000

	BlackRock New York	300	$1–$10,000	Over	—	—	Over
	Municipal Income Trust			$100,000			$100,000

	BlackRock New York	100	$1–$10,000	Over	—	—	Over
	Municipal Income Trust II			$100,000			$100,000

	BlackRock Real Asset Equity	200	$1–$10,000	Over	—	—	Over
	Trust			$100,000			$100,000

	BlackRock S&P Quality	100	$1–$10,000	Over	—	—	Over
	Rankings Global Equity			$100,000			$100,000
	Managed Trust

	BlackRock Strategic Bond	300	$1–$10,000	Over	—	—	Over
	Trust			$100,000			$100,000

	BlackRock Strategic	100	$1–$10,000	Over	—	—	Over
	Dividend AchieversTM Trust			$100,000			$100,000

	The BlackRock Insured	100	$1–$10,000	Over	—	—	Over
	Municipal Term Trust Inc.			$100,000			$100,000

	The BlackRock Strategic	500	$1–$10,000	Over	—	—	Over
	Municipal Trust			$100,000			$100,000

Frank J. Fabozzi	BlackRock Apex Municipal	10	$1–$10,000	$50,001–	—	—	Over
	Fund, Inc.			$100,000			$100,000

	BlackRock Core Bond Trust	20	$1–$10,000	$50,001–	—	—	Over
				$100,000			$100,000

	BlackRock Credit Allocation	100	$1–$10,000	$50,001–	—	—	Over
	Income Trust III			$100,000			$100,000

	BlackRock Credit Allocation	100	$1–$10,000	$50,001–	3,595	$10,001–	Over
	Income Trust IV			$100,000		$50,000	$100,000

	BlackRock Defined	10	$1–$10,000	$50,001–	—	—	Over
	Opportunity Credit Trust			$100,000			$100,000

	BlackRock Dividend	300	$1–$10,000	$50,001–	—	—	Over
	AchieversTM Trust			$100,000			$100,000

	BlackRock EcoSolutions	300	$1–$10,000	$50,001–	—	—	Over
	Investment Trust			$100,000			$100,000

	BlackRock Energy and	100	$1–$10,000	$50,001–	1,602	$10,001–	Over
	Resources Trust			$100,000		$50,000	$100,000

Name of Board Member	Fund Name	Number of Shares of Common Stock	Aggregate Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or To Be Overseen by the Board Member in Fund Complex	Number of Share Equivalents (1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Stock and Share Equivalents in Fund Complex

Independent Board Members: (continued)

Frank J. Fabozzi	BlackRock Enhanced	100	$1–$10,000	$50,001–	4,647	$10,001–	Over
(continued)	Dividend AchieversTM Trust			$100,000		$50,000	$100,000

	BlackRock Floating Rate	100	$1–$10,000	$50,001–	3,642	$10,001–	Over
	Income Trust			$100,000		$50,000	$100,000

	BlackRock Global	324	$1–$10,000	$50,001–	—	—	Over
	Opportunities Equity Trust			$100,000			$100,000

	BlackRock Health Sciences	100	$1–$10,000	$50,001–	—	—	Over
	Trust			$100,000			$100,000

	BlackRock High Income	100	$1–$10,000	$50,001–	—	—	Over
	Shares			$100,000			$100,000

	BlackRock High Yield Trust	10	$1–$10,000	$50,001–	—	—	Over
				$100,000			$100,000

	BlackRock Income	10	$1–$10,000	$50,001–	—	—	Over
	Opportunity Trust, Inc.			$100,000			$100,000

	BlackRock Income Trust, Inc.	2,010	$10,001–	$50,001–	—	—	Over
			$50,000	$100,000			$100,000

	BlackRock Insured	10	$1–$10,000	$50,001–	—	—	Over
	Municipal Income Trust			$100,000			$100,000

	BlackRock International	300	$1–$10,000	$50,001–	3,394	$10,001–	Over
	Growth and Income Trust			$100,000		$50,000	$100,000

	BlackRock Investment	10	$1–$10,000	$50,001–	—	—	Over
	Quality Municipal Trust, Inc.			$100,000			$100,000

	BlackRock Limited Duration	100	$1–$10,000	$50,001–	3,143	$10,001–	Over
	Income Trust			$100,000		$50,000	$100,000

	BlackRock Long-Term	100	$1–$10,000	$50,001–	—	—	Over
	Municipal Advantage Trust			$100,000			$100,000

	BlackRock MuniAssets	10	$1–$10,000	$50,001–	—	—	Over
	Fund, Inc.			$100,000			$100,000

	BlackRock Municipal 2018	20	$1–$10,000	$50,001–	—	—	Over
	Term Trust			$100,000			$100,000

	BlackRock Municipal 2020	100	$1–$10,000	$50,001–	—	—	Over
	Term Trust			$100,000			$100,000

	BlackRock Municipal Bond	20	$1–$10,000	$50,001–	—	—	Over
	Trust			$100,000			$100,000

	BlackRock Municipal	20	$1–$10,000	$50,001–	—	—	Over
	Income Trust			$100,000			$100,000

	BlackRock Municipal	10	$1–$10,000	$50,001–	—	—	Over
	Income Trust II			$100,000			$100,000

	BlackRock Real Asset Equity	100	$1–$10,000	$50,001–	—	—	Over
	Trust			$100,000			$100,000

	BlackRock S&P Quality	100	$1–$10,000	$50,001–	—	—	Over
	Rankings Global Equity			$100,000			$100,000
	Managed Trust

	BlackRock Strategic Bond	100	$1–$10,000	$50,001–	—	—	Over
	Trust			$100,000			$100,000

	BlackRock Strategic	100	$1–$10,000	$50,001–	—	—	Over
	Dividend AchieversTM Trust			$100,000			$100,000

	The BlackRock Insured	10	$1–$10,000	$50,001–	—	—	Over
	Municipal Term Trust Inc.			$100,000			$100,000

	The BlackRock Pennsylvania	100	$1–$10,000	$50,001–	—	—	Over
	Strategic Municipal Trust			$100,000			$100,000

	The BlackRock Strategic	100	$1–$10,000	$50,001–	—	—	Over
	Municipal Trust			$100,000			$100,000

Name of Board Member	Fund Name	Number of Shares of Common Stock	Aggregate Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or To Be Overseen by the Board Member in Fund Complex	Number of Share Equivalents (1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Stock and Share Equivalents in Fund Complex

Independent Board Members: (continued)

Kathleen F. Feldstein	BlackRock Core Bond Trust	75	$1–$10,000	$10,001–	—	—	Over
				$50,000			$100,000

	BlackRock Credit Allocation	85	$1–$10,000	$10,001–	—	—	Over
	Income Trust III			$50,000			$100,000

	BlackRock Credit Allocation	149	$1–$10,000	$10,001–	3,438	$10,001–	Over
	Income Trust IV			$50,000		$50,000	$100,000

	BlackRock Defined	402	$1–$10,000	$10,001–	—	—	Over
	Opportunity Credit Trust			$50,000			$100,000

	BlackRock Dividend	73	$1–$10,000	$10,001–	—	—	Over
	AchieversTM Trust			$50,000			$100,000

	BlackRock EcoSolutions	136	$1–$10,000	$10,001–	—	—	Over
	Investment Trust			$50,000			$100,000

	BlackRock Energy and	54	$1–$10,000	$10,001–	1,571	$10,001–	Over
	Resources Trust			$50,000		$50,000	$100,000

	BlackRock Enhanced	161	$1–$10,000	$10,001–	4,325	$10,001–	Over
	Dividend AchieversTM Trust			$50,000		$50,000	$100,000

	BlackRock Floating Rate	83	$1–$10,000	$10,001–	3,245	$10,001–	Over
	Income Trust			$50,000		$50,000	$100,000

	BlackRock Global	279	$1–$10,000	$10,001–	—	—	Over
	Opportunities Equity Trust			$50,000			$100,000

	BlackRock Health Sciences	145	$1–$10,000	$10,001–	—	—	Over
	Trust			$50,000			$100,000

	BlackRock High Income	167	$1–$10,000	$10,001–	—	—	Over
	Shares			$50,000			$100,000

	BlackRock High Yield Trust	80	$1–$10,000	$10,001–	—	—	Over
				$50,000			$100,000

	BlackRock Income	74	$1–$10,000	$10,001–	—	—	Over
	Opportunity Trust, Inc.			$50,000			$100,000

	BlackRock Income Trust, Inc.	68	$1–$10,000	$10,001–	—	—	Over
				$50,000			$100,000

	BlackRock Insured	67	$1–$10,000	$10,001–	—	—	Over
	Municipal Income Trust			$50,000			$100,000

	BlackRock International	146	$1–$10,000	$10,001–	3,166	$10,001–	Over
	Growth and Income Trust			$50,000		$50,000	$100,000

	BlackRock Investment	70	$1–$10,000	$10,001–	—	—	Over
	Quality Municipal Trust, Inc.			$50,000			$100,000

	BlackRock Limited Duration	77	$1–$10,000	$10,001–	2,754	$10,001–	Over
	Income Trust			$50,000		$50,000	$100,000

	BlackRock Long-Term	123	$1–$10,000	$10,001–	—	—	Over
	Municipal Advantage Trust			$50,000			$100,000

	BlackRock Municipal 2018	68	$1–$10,000	$10,001–	—	—	Over
	Term Trust			$50,000			$100,000

	BlackRock Municipal 2020	67	$1–$10,000	$10,001–	—	—	Over
	Term Trust			$50,000			$100,000

	BlackRock Municipal Bond	71	$1–$10,000	$10,001–	—	—	Over
	Trust			$50,000			$100,000

	BlackRock Municipal	71	$1–$10,000	$10,001–	—	—	Over
	Income Trust			$50,000			$100,000

	BlackRock Municipal	70	$1–$10,000	$10,001–	—	—	Over
	Income Trust II			$50,000			$100,000

	BlackRock Real Asset Equity	136	$1–$10,000	$10,001–	—	—	Over
	Trust			$50,000			$100,000

Name of Board Member	Fund Name	Number of Shares of Common Stock	Aggregate Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or To Be Overseen by the Board Member in Fund Complex	Number of Share Equivalents (1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Stock and Share Equivalents in Fund Complex

Independent Board Members: (continued)

Kathleen F. Feldstein	BlackRock S&P Quality	70	$1–$10,000	$10,001–	—	—	Over
(continued)	Rankings Global Equity			$50,000			$100,000
	Managed Trust

	BlackRock Strategic Bond	77	$1–$10,000	$10,001–	—	—	Over
	Trust			$50,000			$100,000

	BlackRock Strategic	72	$1–$10,000	$10,001–	—	—	Over
	Dividend AchieversTM Trust			$50,000			$100,000

	The BlackRock Insured	63	$1–$10,000	$10,001–	—	—	Over
	Municipal Term Trust Inc.			$50,000			$100,000

	The BlackRock Strategic	71	$1–$10,000	$10,001–	—	—	Over
	Municipal Trust			$50,000			$100,000

James T. Flynn	BlackRock Credit Allocation	—	—	Over	4,469	$50,001–	Over
	Income Trust IV			$100,000		$100,000	$100,000

	BlackRock Dividend	4,000	$10,001–	Over	—	—	Over
	AchieversTM Trust		$50,000	$100,000			$100,000

	BlackRock Energy and	—	—	Over	2,048	$10,001–	Over
	Resources Trust			$100,000		$50,000	$100,000

	BlackRock Enhanced	9,000	$50,001–	Over	5,537	$10,001–	Over
	Dividend AchieversTM Trust		$100,000	$100,000		$50,000	$100,000

	BlackRock Floating Rate	—	—	Over	4,072	$50,001–	Over
	Income Trust			$100,000		$100,000	$100,000

	BlackRock Global	5,000	$50,001–	Over	—	—	Over
	Opportunities Equity Trust		$100,000	$100,000			$100,000

	BlackRock International	9,000	$50,001–	Over	4,053	$10,001–	Over
	Growth and Income Trust		$100,000	$100,000		$50,000	$100,000

	BlackRock Limited Duration	—	—	Over	3,413	$50,001–	Over
	Income Trust			$100,000		$100,000	$100,000

Jerrold B. Harris	BlackRock Apex Municipal	100	$1–$10,000	$50,001–	—	—	Over
	Fund, Inc.			$100,000			$100,000

	BlackRock Core Bond Trust	118	$1–$10,000	$50,001–	—	—	Over
				$100,000			$100,000

	BlackRock Credit Allocation	131	$1–$10,000	$50,001–	—	—	Over
	Income Trust III			$100,000			$100,000

	BlackRock Credit Allocation	135	$1–$10,000	$50,001–	4,063	$10,001–	Over
	Income Trust IV			$100,000		$50,000	$100,000

	BlackRock Defined	101	$1–$10,000	$50,001–	—	—	Over
	Opportunity Credit Trust			$100,000			$100,000

	BlackRock Dividend	120	$1–$10,000	$50,001–	—	—	Over
	AchieversTM Trust			$100,000			$100,000

	BlackRock EcoSolutions	133	$1–$10,000	$50,001–	—	—	Over
	Investment Trust			$100,000			$100,000

	BlackRock Energy and	270	$1–$10,000	$50,001–	1,862	$10,001–	Over
	Resources Trust			$100,000		$50,000	$100,000

	BlackRock Enhanced	132	$1–$10,000	$50,001–	5,034	$10,001–	Over
	Dividend AchieversTM Trust			$100,000		$50,000	$100,000

	BlackRock Floating Rate	130	$1–$10,000	$50,001–	3,702	$50,001–	Over
	Income Trust			$100,000		$100,000	$100,000

	BlackRock Global	284	$1–$10,000	$50,001–	—	—	Over
	Opportunities Equity Trust			$100,000			$100,000

	BlackRock Health Sciences	117	$1–$10,000	$50,001–	—	—	Over
	Trust			$100,000			$100,000

	BlackRock High Income	131	$1–$10,000	$50,001–	—	—	Over
	Shares			$100,000			$100,000

Name of Board Member	Fund Name	Number of Shares of Common Stock	Aggregate Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or To Be Overseen by the Board Member in Fund Complex	Number of Share Equivalents (1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Stock and Share Equivalents in Fund Complex

Independent Board Members: (continued)

Jerrold B. Harris	BlackRock High Yield Trust	124	$1–$10,000	$50,001–	—	—	Over
(continued)				$100,000			$100,000

	BlackRock Income	118	$1–$10,000	$50,001–	—	—	Over
	Opportunity Trust, Inc.			$100,000			$100,000

	BlackRock Income Trust,	111	$1–$10,000	$50,001–	—	—	Over
	Inc.			$100,000			$100,000

	BlackRock Insured	100	$1–$10,000	$50,001–	—	—	Over
	Municipal Income Trust			$100,000			$100,000

	BlackRock International	142	$1–$10,000	$50,001–	3,685	$10,001–	Over
	Growth and Income Trust			$100,000		$50,000	$100,000

	BlackRock Investment	100	$1–$10,000	$50,001–	—	—	Over
	Quality Municipal Trust, Inc.			$100,000			$100,000

	BlackRock Limited Duration	120	$1–$10,000	$50,001–	3,103	$10,001–	Over
	Income Trust			$100,000		$50,000	$100,000

	BlackRock Long-Term	100	$1–$10,000	$50,001–	—	—	Over
	Municipal Advantage Trust			$100,000			$100,000

	BlackRock Maryland	100	$1–$10,000	$50,001–	—	—	Over
	Municipal Bond Trust			$100,000			$100,000

	BlackRock MuniAssets	100	$1–$10,000	$50,001–	—	—	Over
	Fund, Inc.			$100,000			$100,000

	BlackRock Municipal 2018	115	$1–$10,000	$50,001–	—	—	Over
	Term Trust			$100,000			$100,000

	BlackRock Municipal 2020	113	$1–$10,000	$50,001–	—	—	Over
	Term Trust			$100,000			$100,000

	BlackRock Municipal Bond	117	$1–$10,000	$50,001–	—	—	Over
	Trust			$100,000			$100,000

	BlackRock Municipal	118	$1–$10,000	$50,001–	—	—	Over
	Income Trust			$100,000			$100,000

	BlackRock Municipal	117	$1–$10,000	$50,001–	—	—	Over
	Income Trust II			$100,000			$100,000

	BlackRock Real Asset Equity	124	$1–$10,000	$50,001–	—	—	Over
	Trust			$100,000			$100,000

	BlackRock S&P Quality	116	$1–$10,000	$50,001–	—	—	Over
	Rankings Global Equity			$100,000			$100,000
	Managed Trust

	BlackRock Strategic Bond	121	$1–$10,000	$50,001–	—	—	Over
	Trust			$100,000			$100,000

	BlackRock Strategic	120	$1–$10,000	$50,001–	—	—	Over
	Dividend AchieversTM Trust			$100,000			$100,000

	The BlackRock Insured	100	$1–$10,000	$50,001–	—	—	Over
	Municipal Term Trust Inc.			$100,000			$100,000

	The BlackRock Strategic	117	$1–$10,000	$50,001–	—	—	Over
	Municipal Trust			$100,000			$100,000

R. Glenn Hubbard	BlackRock Core Bond Trust	150	$1–$10,000	$50,001–	—	—	Over
				$100,000			$100,000

	BlackRock Credit Allocation	170	$1–$10,000	$50,001–	—	—	Over
	Income Trust III			$100,000			$100,000

	BlackRock Credit Allocation	149	$1–$10,000	$50,001–	6,477	$50,001–	Over
	Income Trust IV			$100,000		$100,000	$100,000

	BlackRock Defined	506	$1–$10,000	$50,001–	—	—	Over
	Opportunity Credit Trust			$100,000			$100,000

	BlackRock Dividend	146	$1–$10,000	$50,001–	—	—	Over
	AchieversTM Trust			$100,000			$100,000

Name of Board Member	Fund Name	Number of Shares of Common Stock	Aggregate Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or To Be Overseen by the Board Member in Fund Complex	Number of Share Equivalents (1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Stock and Share Equivalents in Fund Complex

Independent Board Members: (continued)

R. Glenn Hubbard	BlackRock Energy and	274	$1–$10,000	$50,001–	2,848	$50,001–	Over
(continued)	Resources Trust			$100,000		$100,000	$100,000

	BlackRock Enhanced	161	$1–$10,000	$50,001–	8,349	$50,001–	Over
	Dividend AchieversTM Trust			$100,000		$100,000	$100,000

	BlackRock Floating Rate	166	$1–$10,000	$50,001–	6,751	$50,001–	Over
	Income Trust			$100,000		$100,000	$100,000

	BlackRock Global	350	$1–$10,000	$50,001–	—	—	Over
	Opportunities Equity Trust			$100,000			$100,000

	BlackRock Health Sciences	145	$1–$10,000	$50,001–	—	—	Over
	Trust			$100,000			$100,000

	BlackRock High Income	168	$1–$10,000	$50,001–	—	—	Over
	Shares			$100,000			$100,000

	BlackRock High Yield Trust	160	$1–$10,000	$50,001–	—	—	Over
				$100,000			$100,000

	BlackRock Income	149	$1–$10,000	$50,001–	—	—	Over
	Opportunity Trust, Inc.			$100,000			$100,000

	BlackRock Income Trust,	137	$1–$10,000	$50,001–	—	—	Over
	Inc.			$100,000			$100,000

	BlackRock Insured	134	$1–$10,000	$50,001–	—	—	Over
	Municipal Income Trust			$100,000			$100,000

	BlackRock International	144	$1–$10,000	$50,001–	6,159	$50,001–	Over
	Growth and Income Trust			$100,000		$100,000	$100,000

	BlackRock Investment	140	$1–$10,000	$50,001–	—	—	Over
	Quality Municipal Trust, Inc.			$100,000			$100,000

	BlackRock Limited Duration	155	$1–$10,000	$50,001–	5,912	$50,001–	Over
	Income Trust			$100,000		$100,000	$100,000

	BlackRock Long-Term	123	$1–$10,000	$50,001–	—	—	Over
	Municipal Advantage Trust			$100,000			$100,000

	BlackRock Municipal 2018	136	$1–$10,000	$50,001–	—	—	Over
	Term Trust			$100,000			$100,000

	BlackRock Municipal 2020	133	$1–$10,000	$50,001–	—	—	Over
	Term Trust			$100,000			$100,000

	BlackRock Municipal Bond	143	$1–$10,000	$50,001–	—	—	Over
	Trust			$100,000			$100,000

	BlackRock Municipal	142	$1–$10,000	$50,001–	—	—	Over
	Income Trust			$100,000			$100,000

	BlackRock Municipal	140	$1–$10,000	$50,001–	—	—	Over
	Income Trust II			$100,000			$100,000

	BlackRock New York Insured	134	$1–$10,000	$50,001–	—	—	Over
	Municipal Income Trust			$100,000			$100,000

	BlackRock New York	137	$1–$10,000	$50,001–	—	—	Over
	Investment Quality			$100,000			$100,000
	Municipal Trust, Inc.

	BlackRock New York	131	$1–$10,000	$50,001–	—	—	Over
	Municipal 2018 Term Trust			$100,000			$100,000

	BlackRock New York	138	$1–$10,000	$50,001–	—	—	Over
	Municipal Bond Trust			$100,000			$100,000

	BlackRock New York	138	$1–$10,000	$50,001–	—	—	Over
	Municipal Income Trust			$100,000			$100,000

	BlackRock New York	136	$1–$10,000	$50,001–	—	—	Over
	Municipal Income Trust II			$100,000			$100,000

	BlackRock Real Asset Equity	136	$1–$10,000	$50,001–	—	—	Over
	Trust			$100,000			$100,000

Name of Board Member	Fund Name	Number of Shares of Common Stock	Aggregate Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or To Be Overseen by the Board Member in Fund Complex	Number of Share Equivalents (1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Stock and Share Equivalents in Fund Complex

Independent Board Members: (continued)

R. Glenn Hubbard	BlackRock S&P Quality	139	$1–$10,000	$50,001–	—	—	Over
(continued)	Rankings Global Equity			$100,000			$100,000
	Managed Trust

	BlackRock Strategic Bond	154	$1–$10,000	$50,001–	—	—	Over
	Trust			$100,000			$100,000

	BlackRock Strategic	145	$1–$10,000	$50,001–	—	—	Over
	Dividend AchieversTM Trust			$100,000			$100,000

	The BlackRock Insured	125	$1–$10,000	$50,001–	—	—	Over
	Municipal Term Trust Inc.			$100,000			$100,000

	The BlackRock Strategic	141	$1–$10,000	$50,001–	—	—	Over
	Municipal Trust			$100,000			$100,000

W. Carl Kester	BlackRock Core Bond Trust	1,000	$10,001–	Over	—	—	Over
			$50,000	$100,000			$100,000

	BlackRock Credit Allocation	100	$1–$10,000	Over	—	—	Over
	Income Trust III			$100,000			$100,000

	BlackRock Credit Allocation	—	—	Over	2,438	$10,001–	Over
	Income Trust IV			$100,000		$50,000	$100,000

	BlackRock Dividend	100	$1–$10,000	Over	—	—	Over
	AchieversTM Trust			$100,000			$100,000

	BlackRock EcoSolutions	100	$1–$10,000	Over	—	—	Over
	Investment Trust			$100,000			$100,000

	BlackRock Energy and	—	—	Over	1,117	$10,001–	Over
	Resources Trust			$100,000		$50,000	$100,000

	BlackRock Enhanced	—	—	Over	3,020	$10,001–	Over
	Dividend AchieversTM Trust			$100,000		$50,000	$100,000

	BlackRock Floating Rate	—	—	Over	2,221	$10,001–	Over
	Income Trust			$100,000		$50,000	$100,000

	BlackRock Global	751	$10,001–	Over	—	—	Over
	Opportunities Equity Trust		$50,000	$100,000			$100,000

	BlackRock Health Sciences	100	$1–$10,000	Over	—	—	Over
	Trust			$100,000			$100,000

	BlackRock High Income	500	$1–$10,000	Over	—	—	Over
	Shares			$100,000			$100,000

	BlackRock High Yield Trust	100	$1–$10,000	Over	—	—	Over
				$100,000			$100,000

	BlackRock Income	100	$1–$10,000	Over	—	—	Over
	Opportunity Trust, Inc.			$100,000			$100,000

	BlackRock Income Trust,	3,000	$10,001–	Over	—	—	Over
	Inc.		$50,000	$100,000			$100,000

	BlackRock International	—	—	Over	2,211	$10,001–	Over
	Growth and Income Trust			$100,000		$50,000	$100,000

	BlackRock Limited Duration	—	—	Over	1,862	$10,001–	Over
	Income Trust			$100,000		$50,000	$100,000

	BlackRock Real Asset Equity	100	$1–$10,000	Over	—	—	Over
	Trust			$100,000			$100,000

	BlackRock S&P Quality	100	$1–$10,000	Over	—	—	Over
	Rankings Global Equity			$100,000			$100,000
	Managed Trust

	BlackRock Strategic Bond	100	$1–$10,000	Over	—	—	Over
	Trust			$100,000			$100,000

	BlackRock Strategic	100	$1–$10,000	Over	—	—	Over
	Dividend AchieversTM Trust			$100,000			$100,000

Name of Board Member	Fund Name	Number of Shares of Common Stock	Aggregate Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or To Be Overseen by the Board Member in Fund Complex	Number of Share Equivalents (1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Stock and Share Equivalents in Fund Complex

Independent Board Members: (continued)

Karen P. Robards	BlackRock Credit Allocation	—	—	$50,001–	2,303	$10,001–	Over
	Income Trust IV			$100,000		$50,000	$100,000

	BlackRock Energy and	400	$1–$10,000	$50,001–	1,051	$10,001–	Over
	Resources Trust			$100,000		$50,000	$100,000

	BlackRock Enhanced	—	—	$50,001–	2,926	$10,001–	Over
	Dividend AchieversTM Trust			$100,000		$50,000	$100,000

	BlackRock Floating Rate	—	—	$50,001–	2,176	$10,001–	Over
	Income Trust			$100,000		$50,000	$100,000

	BlackRock Health Sciences	500	$10,001–	$50,001–	—	—	Over
	Trust		$50,000	$100,000			$100,000

	BlackRock International	—	—	$50,001–	2,098	$10,001–	Over
	Growth and Income Trust			$100,000		$50,000	$100,000

	BlackRock Limited Duration	—	—	$50,001–	1,854	$10,001–	Over
	Income Trust			$100,000		$50,000	$100,000

	BlackRock New York	750	$10,001–	$50,001–	—	—	Over
	Municipal 2018 Term Trust		$50,000	$100,000			$100,000

	BlackRock Real Asset Equity	700	$1–$10,000	$50,001–	—	—	Over
	Trust			$100,000			$100,000

(1)	Represents, as of May 31, 2010, the approximate number of share equivalents owned under the deferred compensation plans in the funds in the Closed-End Complex by certain Independent Board Members who have participated in the deferred compensation plans. Under the deferred compensation plans, BlackRock International Growth and Income Trust, BlackRock Enhanced Dividend Achievers™ Trust, BlackRock Energy and Resources Trust, BlackRock Floating Rate Income Trust, BlackRock Limited Duration Income Trust, BlackRock Credit Allocation Income Trust IV, BlackRock Corporate High Yield Fund VI, Inc. and BlackRock Credit Allocation Income Trust II, Inc. are eligible investments.

     As of May 31, 2010, all Board Members, Board Nominees and officers as a group owned less than 1% of the outstanding shares of each Fund which they are nominated to oversee.

     None of the Independent Board Members nor their family members had any interest in BlackRock or any person directly or indirectly controlling, controlled by, or under common control with BlackRock as of May 31, 2010.

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Appendix D

Meetings of the Boards

     During the most recent full fiscal year for each Fund listed in the table below, the Board met the following number of times:

	Fiscal	Number of
Fund	Year End	Board Meetings

APX	30-Apr	5
BAF	31-Aug	9
BBF	31-Jul	8
BBK	31-Aug	9
BCF	31-Oct	6
BDJ	31-Oct	6
BDT	31-Oct	6
BDV	31-Oct	6
BFK	30-Apr	5
BFO	31-Jul	8
BFY	31-Aug	9
BFZ	31-Jul	8
BGR	31-Oct	6
BGT	31-Oct	6
BGY	31-Oct	6
BHD	31-Aug	9
BHK	31-Aug	9
BHL	31-Aug	9
BHV	31-Aug	9
BHY	31-Aug	9
BIE	31-Aug	9
BJZ	31-Dec	6
BKK	30-Apr	5
BKN	30-Apr	5
BKT	31-Aug	9
BLE	31-Aug	9
BLH	31-Dec	6
BLJ	31-Aug	9
BLW	31-Aug	9
BME	31-Oct	6
BMT	31-Dec	6
BNA	31-Aug	9
BNJ	31-Jul	8
BNY	31-Jul	8
BOE	31-Oct	6
BPK	31-Dec	6
BPP	31-Oct	6
BPS	30-Apr	5
BQH	31-Aug	9
BQR	31-Oct	6
BQY	31-Oct	6
BSD	30-Apr	5
BSE	31-Aug	9
BTA	30-Apr	5
BTZ	31-Oct	6
BYM	31-Aug	9
BZM	31-Aug	9
HIS	31-Aug	9
MUA	30-Apr	5
RFA	31-Jul	8
RNJ	31-Jul	8
RNY	31-Jul	8

D-1

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Appendix E

Standing and Other Operating Committees of the Boards

     The business and affairs of each Fund are managed by or under the direction of its Board.

     Standing Committees. The Board of each Fund has established the following standing committees:

     Audit Committee. Each Board has a standing Audit Committee comprised of Karen P. Robards (Chair), Frank J. Fabozzi, James T. Flynn and W. Carl Kester, all of whom are Independent Board Members. The principal responsibilities of the Audit Committee are to assist the Board in fulfilling its oversight responsibilities relating to the accounting and financial reporting polices and practices of the Fund. The Audit Committee’s responsibilities include, without limitation: (i) approving the selection, retention, termination and compensation of the Fund’s independent registered public accounting firm (the “independent auditors”) and evaluating the independence and objectivity of the independent auditors; (ii) approving all audit engagement terms and fees for the Fund; (iii) reviewing the conduct and results of each audit and discussing the Fund’s audited and unaudited financial statements; (iv) reviewing any issues raised by the independent auditor or management regarding the accounting or financial reporting policies and practices of the Fund, its internal controls, and, as appropriate, the internal controls of certain service providers and management’s response to any such issues; (v) reviewing and discussing the Fund’s audited and unaudited financial statements and disclosure in the Fund’s shareholder reports relating to the Fund’s performance; (vi) assisting the Board in considering the performance of the Fund’s internal audit function provided by its investment adviser, administrator, pricing agent or other service provider; and (vii) resolving any disagreements between Fund management and the independent auditors regarding financial reporting.

     A copy of the Audit Committee Charter for each Fund can be found in the “Corporate Governance” section of the BlackRock Closed-End Fund website at www.blackrock.com.1

     Governance and Nominating Committee. Each Board has a standing Governance and Nominating Committee. Each Governance and Nominating Committee is comprised of R. Glenn Hubbard (Chair), Richard E. Cavanagh, Kathleen F. Feldstein and Jerrold B. Harris, all of whom are Independent Board Members.

     The principal responsibilities of the Governance Committee are: (i) identifying individuals qualified to serve as Independent Board Members and recommending Independent Board Member nominees for election by shareholders or appointment by the Board; (ii) advising the Board with respect to Board composition, procedures and committees (other than the Audit Committee); (iii) overseeing periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (iv) reviewing and making recommendations in respect of Independent Board Member compensation; (v) monitoring corporate governance matters and making recommendations in respect thereof to the Board; and (vi) acting as the administrative committee with respect to Board policies and procedures, committee policies and procedures (other than the Audit Committee) and codes of ethics as they relate to the Independent Board Members.

     The Governance Committee of each Board seeks to identify individuals to serve on the Board who have a diverse range of viewpoints, qualifications, experiences, backgrounds and skill sets so that the Board will be better suited to fulfill its responsibility of overseeing the Fund’s activities. In so doing, the Governance Committee reviews the size of the Board, the ages of the current Board Members and their tenure on the Board, and the skills, background and experiences of the Board Members in light of the issues facing the Fund in determining whether one or more new directors should be added to the Board. The Governance Committee believes that the Board Members as a group possess the array of skills, experiences and backgrounds necessary to guide the Fund. The Board Members’ biographies included herein highlight the diversity and breadth of skills, qualifications and expertise that the Board Members bring to the Fund.

[1]	The website address where a copy of the Audit Committee Charter for the Fund can be found is: http://www1.blackrock.com/eIndex.aspx?cmty=ind&m=ind_1&m1=ind_1_2&lo=4&eid=35929&ln=36494.

     Each Governance and Nominating Committee may consider nominations for Board Members made by the Fund’s shareholders as it deems appropriate. Shareholders who wish to recommend a nominee should send a recommendation to the Fund’s Secretary that includes all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Board Members or is required by the advance notice provision of the Fund’s By-laws. For a candidate to be considered by the Governance and Nominating Committee, a shareholder must submit the recommendation in writing and must include:

  the name and record address of the shareholder, the class or series and number of shares of the Fund which are owned beneficially or of record by the shareholder, a description of all arrangements or understandings between the shareholder and each proposed candidate and any other person or persons (including their names) in connection with the nomination(s) made by the shareholder, a representation that the shareholder intends to appear in person or by proxy at the meeting to nominate the persons named in its recommendation, and any other information relating to the shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors/trustees pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and

  the name, age, business address and residential address of the candidate(s), the principal occupation or employment of the candidate(s), the class or series and number of shares of the Fund which are owned beneficially or of record by the candidate(s), if any, and any other information relating to the candidate(s) that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors/trustees pursuant to Section 14 of the Exchange Act.

     Such recommendation must be accompanied by a written consent of each proposed candidate to being named as a nominee and to serve as a director/trustee if elected. The Governance and Nominating Committee may take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held.

     A copy of the Governance and Nominating Committee Charter for each Fund can be found in the “Corporate Governance” section of the BlackRock Closed-End Fund website at www.blackrock.com.2

     Compliance Committee. Each Fund has a Compliance Committee composed of Kathleen F. Feldstein (Chair), Richard E. Cavanagh, Jerrold B. Harris and R. Glenn Hubbard, all of whom are Independent Board Members. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility with respect to the oversight of regulatory and fiduciary compliance matters involving the Fund, the fund-related activities of BlackRock, and any subadvisor and the Fund’s other third party service providers. The Compliance Committee’s responsibilities include, without limitation: (i) overseeing the compliance policies and procedures of the Fund and its service providers; (ii) reviewing information on and, where appropriate, recommending policies concerning the Fund’s compliance with applicable law; (iii) reviewing information on any significant correspondence with or other actions by regulators or governmental agencies with respect to the Fund and any employee complaints or published reports that raise concerns regarding compliance matters; and (iv) reviewing reports from and making certain recommendations in respect of the Fund’s Chief Compliance Officer, including, without limitation, determining the amount and structure of the Chief Compliance Officer’s compensation. The Boards have adopted a written charter for each Compliance Committee.

     Performance Oversight Committee. Each Fund has a Performance Oversight Committee composed of Frank J. Fabozzi (Chair), Richard E. Cavanagh, Kathleen F. Feldstein, James T. Flynn, Jerrold B. Harris, R. Glenn Hubbard, W. Carl Kester and Karen P. Robards, all of whom are Independent Board Members. The Performance Oversight Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee the Fund’s investment performance relative to the Fund’s investment objectives, policies and practices. The Performance Oversight Committee’s

[2]	The website address where a copy of the Governance and Nominating Committee Charter for the Fund can be found is: http://www1.blackrock.com/eIndex.aspx?cmty=ind&m=ind_1&m1=ind_1_2&lo=4&eid=35929&ln=36494.

responsibilities include, without limitation: (i) reviewing the Fund’s investment objectives, policies and practices; (ii) recommending to the Board any required action in respect of changes in fundamental and non-fundamental investment restrictions; (iii) reviewing information on appropriate benchmarks and competitive universes; (iv) reviewing the Fund’s investment performance relative to such benchmarks; (v) reviewing information on unusual or exceptional investment matters; (vi) reviewing whether the Fund has complied with its investment polices and restrictions; and (vii) overseeing policies, procedures and control regarding valuation of the Fund’s investments. The Boards have adopted a written charter for each Performance Oversight Committee.

     Executive Committee. Each Fund has an Executive Committee composed of Richard E. Cavanagh and Karen P. Robards, both of whom are Independent Board Members, and Richard S. Davis, who serves as an interested Board Member. The principal responsibilities of the Executive Committee include, without limitation: (i) acting on routine matters between meetings of the Board; (ii) acting on such matters as may require urgent action between meetings of the Board; and (iii) exercising such other authority as may from time to time be delegated to the Executive Committee by the Board. The Boards have adopted a written charter for each Executive Committee.

Other Operating Committees. The Funds also have adopted the following ad hoc committees.

     Ad Hoc AMPS Committee. Each AMPS Fund has an ad hoc Committee on Auction Market Preferred Shares (the “AMPS Committee”) composed of Richard E. Cavanagh (Chair), Karen P. Robards, Frank J. Fabozzi, Henry Gabbay and W. Carl Kester. Since February 2008, most auction rate preferred shares, including the AMPS, have been unable to hold successful auctions and AMPS holders have faced reduced liquidity. The AMPS Committee was formed to monitor issues arising from recent market turmoil and oversee efforts to address the effects of reduced AMPS liquidity on each Fund and to evaluate the liquidity considerations of the AMPS holders, each in a manner consistent with each Fund’s and its shareholders’ best interests and investment strategies. As of the date of this Proxy Statement, the AMPS Committee has met eight times in the calendar year and 35 times since its formation. As of the date of this Proxy Statement, the total amount of redemptions of auction market preferred shares across the Closed-End Complex, including the AMPS Funds, equaled $3.190 billion, which represents approximately 32.5% of all auction market preferred shares outstanding for the Closed-End Complex as of February 2008. The AMPS Funds are currently exploring alternative forms of leverage in order to provide liquidity to holders of AMPS, including, among other things, development of a new form of preferred stock that includes a put feature, which would make the security eligible for purchase by money market funds. The AMPS Funds are also exploring the expanded use of additional alternative forms of leverage such as tender option bonds, repurchase agreements and credit facilities.

     Each Audit Committee, each Governance and Nominating Committee, each Compliance Committee, each Performance Oversight Committee, each Executive Committee and each AMPS Committee met the following number of times for each Fund’s most recent fiscal year:

Fund	Fiscal Year End	Number of Audit Committee Meetings	Number of Governance and Nominating Committee Meetings	Number of Compliance Committee Meetings	Number of Performance Oversight Committee Meetings	Number of Executive Committee Meetings	Number of Ad Hoc AMPS Committee Meetings

APX	30-Apr	5	4	5	4	1	N/A
BAF	31-Aug	9	5	6	5	2	14
BBF	31-Jul	8	4	5	4	2	15
BBK	31-Aug	9	5	6	5	2	14
BCF	31-Oct	8	4	5	4	0	N/A
BDJ	31-Oct	8	4	5	4	0	N/A
BDT	31-Oct	8	4	5	4	0	N/A
BDV	31-Oct	8	4	5	4	0	N/A
BFK	30-Apr	5	4	5	4	1	11
BFO	31-Jul	9	4	5	4	2	15
BFY	31-Aug	9	5	6	5	2	14
BFZ	31-Jul	8	4	5	4	2	15
BGR	31-Oct	8	4	5	4	0	N/A

Fund	Fiscal Year End	Number of Audit Committee Meetings	Number of Governance and Nominating Committee Meetings	Number of Compliance Committee Meetings	Number of Performance Oversight Committee Meetings	Number of Executive Committee Meetings	Number of Ad Hoc AMPS Committee Meetings

BGT	31-Oct	8	4	5	4	1	10
BGY	31-Oct	8	4	5	4	0	N/A
BHD	31-Aug	9	5	6	5	3	N/A
BHK	31-Aug	9	5	6	5	3	N/A
BHL	31-Aug	9	5	6	5	3	N/A
BHV	31-Aug	9	5	6	5	2	14
BHY	31-Aug	9	5	6	5	3	N/A
BIE	31-Aug	9	5	6	5	2	14
BJZ	31-Dec	7	4	5	4	1	8
BKK	30-Apr	5	4	5	4	1	11
BKN	30-Apr	5	4	5	4	1	11
BKT	31-Aug	9	5	6	5	3	N/A
BLE	31-Aug	9	5	6	5	2	14
BLH	31-Dec	7	4	5	4	1	8
BLJ	31-Aug	9	5	6	5	2	14
BLW	31-Aug	9	5	6	5	3	N/A
BME	31-Oct	8	4	5	4	0	N/A
BMT	31-Dec	7	4	5	4	1	N/A
BNA	31-Aug	9	5	6	5	3	N/A
BNJ	31-Jul	8	4	5	4	2	15
BNY	31-Jul	8	4	5	4	2	15
BOE	31-Oct	8	4	5	4	0	N/A
BPK	31-Dec	7	4	5	4	1	8
BPP	31-Oct	8	4	5	4	1	10
BPS	30-Apr	5	4	5	4	1	11
BQH	31-Aug	9	5	6	5	2	14
BQR	31-Oct	8	4	5	4	0	N/A
BQY	31-Oct	8	4	5	4	0	N/A
BSD	30-Apr	5	4	5	4	1	11
BSE	31-Aug	9	5	6	5	2	14
BTA	30-Apr	5	4	5	4	1	N/A
BTZ	31-Oct	8	4	5	4	1	10
BYM	31-Aug	9	5	6	5	2	14
BZM	31-Aug	9	5	6	5	2	14
HIS	31-Aug	9	5	6	5	3	N/A
MUA	30-Apr	5	4	5	4	1	N/A
RFA	31-Jul	8	4	5	4	2	15
RNJ	31-Jul	8	4	5	4	2	15
RNY	31-Jul	8	4	5	4	2	15

     Joint Product Pricing Committee. The boards of the Equity-Liquidity Complex, the Equity-Bond Complex and the Closed-End Complex established the ad hoc Joint Product Pricing Committee comprised of nine members drawn from the members serving on the Boards of these BlackRock Fund Complexes. Ms. Karen P. Robards and Mr. Jerrold B. Harris currently are members of the Joint Product Pricing Committee representing the Closed-End Complex. Five Independent Board Members representing the Equity-Bond Complex and two Independent Board Members representing the Equity-Liquidity Complex serve on the Joint Product Pricing Committee. The Joint Product Pricing Committee is chaired by Mr. John F. O’Brien. The purpose of the Joint Product Pricing Committee is to review the components and pricing structure of the non-money market funds in the BlackRock Fund Complexes. The Joint Product Pricing Committee was formed on June 4, 2009, and for the period from June 4, 2009 to June 3, 2010, the Joint Product Pricing Committee met six times.

Appendix F

Executive Officers of the Funds

     The executive officers of each Fund, their year of birth and their principal occupations during the past five years (their titles may have varied during that period) are shown in the table below. The address of each officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.

     Each executive officer is an “interested person” of the Funds (as defined in the 1940 Act) by virtue of that individual’s position with BlackRock or its affiliates described in the table below.

Information Pertaining to the Executive Officers

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupations(s) During Past 5 Years

Anne F. Ackerley 55 East 52nd Street New York, NY 10055 1962	President and Chief Executive Officer	Since 2007*	Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group since 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009; Co-head of Product Development and Management for BlackRock’s U.S. Retail Group from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.

Neal J. Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (US) Inc. from 1992 to 2006.

Jay M. Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management L.P. advised Funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005.

Howard B. Surloff 55 East 52nd Street New York, NY 10055 1965	Secretary	Since 2007	Managing Director and General Counsel of U.S. Funds of BlackRock, Inc. since 2006; General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

*	Ms. Ackerley has been President and Chief Executive Officer since 2009 and was Vice President from 2007 to 2009.

     With the exception of the CCO, executive officers receive no compensation from the Funds. The Funds compensate the CCO for his services as their CCO.

F-1

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Appendix G

Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees
to Independent Registered Public Accountants

Audit Fees and Audit-Related Fees

		Audit Fees		Audit-Related Fees

Fund	Fiscal Year End†	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)

APX	30-Apr	27,900	27,900	0	0
BAF	31-Aug	28,900	28,000	3,500	3,500
BBF	31-Jul	28,300	27,400	3,500	3,500
BBK	31-Aug	28,900	28,000	3,500	3,500
BCF	31-Oct	42,900	41,200	0	0
BDJ	31-Oct	45,400	43,700	0	0
BDT	31-Oct	39,800	39,600	0	0
BDV	31-Oct	37,300	37,100	0	0
BFK	30-Apr	33,700	33,700	3,500	3,500
BFO	31-Jul	28,300	27,400	3,500	3,500
BFY	31-Aug	27,500	26,800	3,500	3,500
BFZ	31-Jul	28,700	27,800	3,500	3,500
BGR	31-Oct	33,500	31,800	0	0
BGT	31-Oct	52,300	49,300	3,500	3,500
BGY	31-Oct	46,400	44,500	0	0
BHD	31-Aug	36,300	33,300	0	0
BHK	31-Aug	58,300	55,300	0	0
BHL	31-Aug	53,000	62,000	0	8,000
BHV	31-Aug	17,700	16,800	3,500	3,500
BHY	31-Aug	40,500	39,000	0	0
BIE	31-Aug	28,300	27,400	3,500	3,500
BJZ	31-Dec	27,500	26,800	3,500	3,500
BKK	30-Apr	28,200	28,200	3,500	3,500
BKN	30-Apr	29,700	29,700	3,500	3,500
BKT	31-Aug	58,300	55,300	0	0
BLE	31-Aug	30,200	29,300	3,500	3,500
BLH	31-Dec	27,500	26,800	3,500	3,500
BLJ	31-Aug	28,200	27,300	3,500	3,500
BLW	31-Aug	52,300	49,300	0	0
BME	31-Oct	41,900	40,200	0	0
BMT	31-Dec	27,500	26,800	0	3,500
BNA	31-Aug	58,300	55,300	0	0
BNJ	31-Jul	28,200	27,300	3,500	3,500
BNY	31-Jul	28,200	27,300	3,500	3,500
BOE	31-Oct	46,400	44,500	0	0
BPK	31-Dec	28,200	27,300	3,500	3,500
BPP	31-Oct	37,000	35,300	3,500	3,500
BPS	30-Apr	20,200	20,200	3,500	3,500
BQH	31-Aug	28,200	27,300	3,500	3,500
BQR	31-Oct	42,900	41,000	0	0
BQY	31-Oct	35,200	35,000	0	0
BSD	30-Apr	30,200	30,200	3,500	3,500
BSE	31-Aug	28,700	27,800	3,500	3,500
BTA	30-Apr	29,700	29,700	0	0
BTZ	31-Oct	47,700	45,500	3,500	3,500
BYM	31-Aug	30,200	29,300	3,500	3,500
BZM	31-Aug	28,200	27,300	3,500	3,500
HIS	31-Aug	39,500	38,000	0	0
MUA	30-Apr	27,900	27,900	0	0
RFA	31-Jul	18,200	17,300	3,500	3,500
RNJ	31-Jul	17,700	16,800	3,500	3,500
RNY	31-Jul	17,000	16,300	3,500	3,500

†	The fiscal year end (FYE) for certain Funds was amended at a meeting of the Boards in May 2008. However, all information provided in this appendix is for the post-amended FYE.

Tax Fees and All Other Fees

		Tax Fees		All Other Fees

Fund	Fiscal Year End†	Most Recent Fiscal Year($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)

APX	30-Apr	6,100	6,100	0	1,028
BAF	31-Aug	6,100	6,100	1,028	1,049
BBF	31-Jul	6,100	6,100	1,028	1,049
BBK	31-Aug	6,100	6,100	1,028	1,049
BCF	31-Oct	6,662	6,100	1,028	1,049
BDJ	31-Oct	6,100	6,100	1,028	1,049
BDT	31-Oct	6,100	6,100	1,028	1,049
BDV	31-Oct	6,100	6,100	1,028	1,049
BFK	30-Apr	6,100	6,100	0	1,028
BFO	31-Jul	6,100	6,100	1,028	1,049
BFY	31-Aug	6,100	6,100	1,028	1,049
BFZ	31-Jul	6,100	6,100	1,028	1,049
BGR	31-Oct	6,100	6,100	1,028	1,049
BGT	31-Oct	6,100	6,100	1,028	1,049
BGY	31-Oct	6,100	6,100	1,028	1,049
BHD	31-Aug	6,100	6,100	1,028	1,049
BHK	31-Aug	6,100	6,100	1,028	1,049
BHL	31-Aug	6,100	6,100	1,028	1,049
BHV	31-Aug	6,100	6,100	1,028	1,049
BHY	31-Aug	6,100	6,100	1,028	1,049
BIE	31-Aug	6,100	6,100	1,028	1,049
BJZ	31-Dec	6,100	6,100	1,028	1,049
BKK	30-Apr	6,100	6,100	0	1,028
BKN	30-Apr	6,100	6,100	0	1,028
BKT	31-Aug	6,100	6,100	1,028	1,049
BLE	31-Aug	6,100	6,100	1,028	1,049
BLH	31-Dec	6,100	6,100	1,028	1,049
BLJ	31-Aug	6,100	6,100	1,028	1,049
BLW	31-Aug	6,100	6,100	1,028	1,049
BME	31-Oct	6,100	6,521	1,028	1,049
BMT	31-Dec	6,100	6,100	1,028	1,049
BNA	31-Aug	6,100	6,100	1,028	1,049
BNJ	31-Jul	6,100	6,100	1,028	1,049
BNY	31-Jul	6,100	6,100	1,028	1,049
BOE	31-Oct	6,326	6,521	1,028	1,049
BPK	31-Dec	6,100	6,100	1,028	1,049
BPP	31-Oct	6,100	6,100	1,028	1,049
BPS	30-Apr	6,100	6,100	0	1,028
BQH	31-Aug	6,100	6,100	1,028	1,049
BQR	31-Oct	6,100	6,521	1,028	1,049
BQY	31-Oct	6,100	6,100	1,028	1,049
BSD	30-Apr	6,100	6,100	0	1,028
BSE	31-Aug	6,100	6,100	1,028	1,049
BTA	30-Apr	6,100	6,100	0	1,028
BTZ	31-Oct	6,100	6,100	1,028	1,049
BYM	31-Aug	6,100	6,100	1,028	1,049
BZM	31-Aug	6,100	6,100	1,028	1,049
HIS	31-Aug	6,100	6,100	1,028	1,049
MUA	30-Apr	6,100	6,100	0	1,028
RFA	31-Jul	6,100	6,100	1,028	1,049
RNJ	31-Jul	6,100	6,100	1,028	1,049
RNY	31-Jul	6,100	6,100	1,028	1,049

†	The fiscal year end (FYE) for certain Funds was amended at a meeting of the Boards in May 2008. However, all information provided in this appendix is for the post-amended FYE.

Fees for non-audit services provided to the Fund’s Affiliated Service Providers for which pre-approval by the Audit Committee was required:

		Audit-Related Fees		Tax Fees		All Other Fees

Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)

APX	30-Apr	10,777	402,500	0	0	0	0
BAF	31-Aug	402,500	405,000	0	0	0	0
BBF	31-Jul	402,500	405,000	0	0	0	0
BBK	31-Aug	402,500	405,000	0	0	0	0
BCF	31-Oct	402,500	405,000	0	0	0	0
BDJ	31-Oct	402,500	405,000	0	0	0	0
BDT	31-Oct	402,500	405,000	0	0	0	0
BDV	31-Oct	402,500	405,000	0	0	0	0
BFK	30-Apr	10,777	402,500	0	0	0	0
BFO	31-Jul	402,500	405,000	0	0	0	0
BFY	31-Aug	402,500	405,000	0	0	0	0
BFZ	31-Jul	402,500	405,000	0	0	0	0
BGR	31-Oct	402,500	405,000	0	0	0	0
BGT	31-Oct	402,500	405,000	0	0	0	0
BGY	31-Oct	402,500	405,000	0	0	0	0
BHD	31-Aug	402,500	405,000	0	0	0	0
BHK	31-Aug	402,500	405,000	0	0	0	0
BHL	31-Aug	402,500	405,000	0	0	0	0
BHV	31-Aug	402,500	405,000	0	0	0	0
BHY	31-Aug	402,500	405,000	0	0	0	0
BIE	31-Aug	402,500	405,000	0	0	0	0
BJZ	31-Dec	402,500	405,000	0	0	0	0
BKK	30-Apr	10,777	402,500	0	0	0	0
BKN	30-Apr	10,777	402,500	0	0	0	0
BKT	31-Aug	402,500	405,000	0	0	0	0
BLE	31-Aug	402,500	405,000	0	0	0	0
BLH	31-Dec	402,500	405,000	0	0	0	0
BLJ	31-Aug	402,500	405,000	0	0	0	0
BLW	31-Aug	402,500	405,000	0	0	0	0
BME	31-Oct	402,500	405,000	0	0	0	0
BMT	31-Dec	402,500	405,000	0	0	0	0
BNA	31-Aug	402,500	405,000	0	0	0	0
BNJ	31-Jul	402,500	405,000	0	0	0	0
BNY	31-Jul	402,500	405,000	0	0	0	0
BOE	31-Oct	402,500	405,000	0	0	0	0
BPK	31-Dec	402,500	405,000	0	0	0	0
BPP	31-Oct	402,500	405,000	0	0	0	0
BPS	30-Apr	10,777	402,500	0	0	0	0
BQH	31-Aug	402,500	405,000	0	0	0	0
BQR	31-Oct	402,500	405,000	0	0	0	0
BQY	31-Oct	402,500	405,000	0	0	0	0
BSD	30-Apr	10,777	402,500	0	0	0	0
BSE	31-Aug	402,500	405,000	0	0	0	0
BTA	30-Apr	10,777	402,500	0	0	0	0
BTZ	31-Oct	402,500	405,000	0	0	0	0
BYM	31-Aug	402,500	405,000	0	0	0	0
BZM	31-Aug	402,500	405,000	0	0	0	0
HIS	31-Aug	402,500	405,000	0	0	0	0
MUA	30-Apr	10,777	402,500	0	0	0	0
RFA	31-Jul	402,500	405,000	0	0	0	0
RNJ	31-Jul	402,500	405,000	0	0	0	0
RNY	31-Jul	402,500	405,000	0	0	0	0

†	The fiscal year end (FYE) for certain Funds was amended at a meeting of the Boards in May 2008. However, all information provided in this appendix is for the post-amended FYE.

Aggregate non-audit fees for services provided to each Fund and its Affiliated Service Providers, regardless of whether pre-approval was required:

		Aggregate Non-Audit Fees

Fund	Fiscal Year End†	Most Recent Fiscal Year($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)

APX	30-Apr	16,877	409,628
BAF	31-Aug	413,128	415,649
BBF	31-Jul	413,128	409,549
BBK	31-Aug	413,128	415,649
BCF	31-Oct	410,190	412,149
BDJ	31-Oct	409,628	412,149
BDT	31-Oct	409,628	412,149
BDV	31-Oct	409,628	412,149
BFK	30-Apr	20,377	413,128
BFO	31-Jul	413,128	415,649
BFY	31-Aug	413,128	415,649
BFZ	31-Jul	413,128	409,549
BGR	31-Oct	409,628	412,149
BGT	31-Oct	413,128	415,649
BGY	31-Oct	409,628	412,149
BHD	31-Aug	409,628	412,149
BHK	31-Aug	409,628	406,049
BHL	31-Aug	409,628	420,149
BHV	31-Aug	413,128	415,649
BHY	31-Aug	409,628	412,149
BIE	31-Aug	413,128	415,649
BJZ	31-Dec	413,128	415,649
BKK	30-Apr	20,377	413,128
BKN	30-Apr	20,377	413,128
BKT	31-Aug	409,628	412,149
BLE	31-Aug	413,128	415,649
BLH	31-Dec	413,128	415,649
BLJ	31-Aug	413,128	415,649
BLW	31-Aug	409,628	412,149
BME	31-Oct	409,628	412,570
BMT	31-Dec	409,628	415,649
BNA	31-Aug	409,628	412,149
BNJ	31-Jul	413,128	415,649
BNY	31-Jul	413,128	415,649
BOE	31-Oct	409,854	412,570
BPK	31-Dec	413,128	415,649
BPP	31-Oct	413,128	415,649
BPS	30-Apr	20,377	413,128
BQH	31-Aug	413,128	415,649
BQR	31-Oct	409,628	412,570
BQY	31-Oct	409,628	412,149
BSD	30-Apr	20,377	413,128
BSE	31-Aug	413,128	415,649
BTA	30-Apr	16,877	409,628
BTZ	31-Oct	413,128	415,649
BYM	31-Aug	413,128	415,649
BZM	31-Aug	413,128	415,649
HIS	31-Aug	409,628	412,149
MUA	30-Apr	16,877	409,628
RFA	31-Jul	413,128	415,649
RNJ	31-Jul	413,128	415,649
RNY	31-Jul	413,128	415,649

†	The fiscal year end (FYE) for certain Funds was amended at a meeting of the Boards in May 2008. However, all information provided in this appendix is for the post-amended FYE.

Appendix H

5% Share Ownership

     As of June 30, 2010, to the best knowledge of each Fund, the following persons beneficially owned 5% or more of the outstanding shares of the class of the Funds indicated:

Fund	Investor	Address	Common Stock Held	Common Stock % Held	AMPS Held	AMPS % Held

BBF	Karpus	183 Sully’s Trail Road	—	—	214	15.60%
	Management,	Pittsford, NY 14534
	Inc.

BBF	Bank of America	Bank of America Corporate Center	—	—	461	33.60%
	Corporation	100 North Tryon Street
		Charlotte, NC 28255

BBF	Citigroup Global	388 Greenwich Street	—	—	306	15.40%
	Markets Inc.	New York, NY 10013

BBF	UBS AG	Bahnhofstrasse 45	—	—	222	11.20%
		PO Box CH-8021
		Zurich, Switzerland

BFO	Bank of America	Bank of America Corporate Center	—	—	264	15.40%
	Corporation	100 North Tryon Street
		Charlotte, NC 28255

BFO	UBS AG	Bahnhofstrasse 45	—	—	899	52.39%
		PO Box CH-8021
		Zurich, Switzerland

BFZ	First Trust	120 East Liberty Drive, Suite 400	1,722,571	11.40%	—	—
	Portfolios L.P.	Wheaton, IL 60187

BFZ	Bank of America	Bank of America Corporate Center	—	—	1,618	23.60%
	Corporation	100 North Tryon Street
		Charlotte, NC 28255

BFZ	Citigroup Global	388 Greenwich Street	—	—	506	12.50%
	Markets Inc.	New York, NY 10013

BFZ	UBS AG	Bahnhofstrasse 45	—	—	722	10.54%
		PO Box CH-8021
		Zurich, Switzerland

BNJ	Bank of America	Bank of America Corporate Center	—	—	400	16.90%
	Corporation	100 North Tryon Street
		Charlotte, NC 28255

BNJ	Citigroup Global	388 Greenwich Street	—	—	371	15.30%
	Markets Inc.	New York, NY 10013

BNJ	UBS AG	Bahnhofstrasse 45	—	—	284	12.01%
		PO Box CH-8021
		Zurich, Switzerland

BNY	Bank of America	Bank of America Corporate Center	—	—	1,029	27.10%
	Corporation	100 North Tryon Street
		Charlotte, NC 28255

BNY	UBS AG	Bahnhofstrasse 45	—	—	211	5.58%
		PO Box CH-8021
		Zurich, Switzerland

BNY	Citigroup Global	388 Greenwich Street	—	—	207	5.40%
	Markets Inc.	New York, NY 10013

RFA	Karpus	183 Sully’s Trail Road	—	—	77	42.10%
	Management,	Pittsford, NY 14534
	Inc.

RFA	Morgan Stanley	1585 Broadway	—	—	59	32.20%
		New York, NY 10036

RNJ	Bank of America	Bank of America Corporate Center	—	—	60	21.70%
	Corporation	100 North Tryon Street
		Charlotte, NC 28255

RNJ	Morgan Stanley	1585 Broadway	—	—	33	11.70%
		New York, NY 10036

Fund	Investor	Address	Common Stock Held	Common Stock % Held	AMPS Held	AMPS % Held

RNJ	UBS AG	Bahnhofstrasse 45	—	—	143	50.53%
		PO Box CH-8021
		Zurich, Switzerland

RNY	UBS AG	Bahnhofstrasse 45	—	—	231	59.38%
		PO Box CH-8021
		Zurich, Switzerland

RNY	Morgan Stanley	1585 Broadway	—	—	20	5.10%
		New York, NY 10036

BJZ	Bank of America	Bank of America Corporate Center	—	—	881	39.70%
	Corporation	100 North Tryon Street
		Charlotte, NC 28255

BHK	First Trust	120 East Liberty Drive, Suite 400	3,116,749	11.50%	—	—
	Portfolios L.P.	Wheaton, IL 60187

BHK	Morgan Stanley	1585 Broadway	1,391,503	5.10%	—	—
		New York, NY 10036

BHK	Wells Fargo &	420 Montgomery Street	1,508,471	5.58%	—	—
	Company	San Francisco, CA 94104

BPP	Bank of America	Bank of America Corporate Center	—	—	845	30.00%
	Corporation	100 North Tryon Street
		Charlotte, NC 28255

BPP	UBS AG	Bahnhofstrasse 45	—	—	271	9.62%
		PO Box CH-8021
		Zurich, Switzerland

BPP	Karpus	183 Sully’s Trail Rd	—	—	429	15.23%
	Management,	Pittsford, NY 14534
	Inc.

BTZ	Citigroup Global	388 Greenwich Street	—	—	955	10.30%
	Markets Inc.	New York, NY 10013

BTZ	Bank of America	Bank of America Corporate Center	—	—	3,330	36.00%
	Corporation	100 North Tryon Street
		Charlotte, NC 28255

BDV	First Trust	120 East Liberty Drive, Suite 400	3,779,290	6.90%	—	—
	Portfolios L.P	Wheaton, IL 60187

BDJ	First Trust	120 East Liberty Drive, Suite 400	4,525,108	6.50%	—	—
	Portfolios L.P.	Wheaton, IL 60187

BGT	First Trust	120 East Liberty Drive, Suite 400	3,882,667	16.50%	—	—
	Portfolios L.P.	Wheaton, IL 60187

BGT	UBS AG	Bahnhofstrasse 45	—	—	1,039	44.18%
		PO Box CH-8021
		Zurich, Switzerland

BME	Bank of America	Bank of America Corporate Center	940,793	12.40%	—	—
	Corporation	100 North Tryon Street
		Charlotte, NC 28255

HIS	First Trust	120 East Liberty Drive, Suite 400	3,569,049	6.50%	—	—
	Portfolios L.P.	Wheaton, IL 60187

BNA	First Trust	120 East Liberty Drive, Suite 400	3,721,978	10.80%	—	—
	Portfolios L.P.	Wheaton, IL 60187

BAF	Citigroup Global	388 Greenwich Street	—	—	921	51.90%
	Markets Inc.	New York, NY 10013

BAF	UBS AG	Bahnhofstrasse 45	—	—	279	16.50%
		PO Box CH-8021
		Zurich, Switzerland

BYM	Citigroup Global	388 Greenwich Street	—	—	2,070	34.50%
	Markets Inc.	New York, NY 10013

Fund	Investor	Address	Common Stock Held	Common Stock % Held	AMPS Held	AMPS % Held

BYM	UBS AG	Bahnhofstrasse 45	—	—	980	17.85%
		PO Box CH-8021
		Zurich, Switzerland

BKN	Sakharam D.	2768 Palm Springs Lane	1,850,000	10.88%	—	—
	Mahurkar Trust	Aurora, IL 60502

BKN	Bank of America	Bank of America Corporate Center	—	—	2,357	46.80%
	Corporation	100 North Tryon Street
		Charlotte, NC 28255

BKN	UBS AG	Bahnhofstrasse 45	—	—	568	12.98%
		PO Box CH-8021
		Zurich, Switzerland

BTA	First Trust	120 East Liberty Drive, Suite 400	926,124	6.90%	—	—
	Portfolios L.P.	Wheaton, IL 60187

BZM	Citigroup Global	388 Greenwich Street	—	—	420	65.60%
	Markets Inc.	New York, NY 10013

BZM	Bank of America	Bank of America Corporate Center	—	—	54	8.50%
	Corporation	100 North Tryon Street
		Charlotte, NC 28255

BZM	Karpus	183 Sully’s Trail Road	—	—	117	18.20%
	Management,	Pittsford, NY 14534
	Inc.

BPK	Bank of America	Bank of America Corporate Center	—	—	2,115	39.50%
	Corporation	100 North Tryon Street
		Charlotte, NC 28255

BPK	UBS AG	Bahnhofstrasse 45	—	—	306	5.72%
		PO Box CH-8021
		Zurich, Switzerland

BKK	Bank of America	Bank of America Corporate Center	—	—	1,151	16.50%
	Corporation	100 North Tryon Street
		Charlotte, NC 28255

BKK	UBS AG	Bahnhofstrasse 45	—	—	3,413	49.08%
		PO Box CH-8021
		Zurich, Switzerland

BIE	Bank of America	Bank of America Corporate Center	—	—	53	7.30%
	Corporation	100 North Tryon Street
		Charlotte, NC 28255

BIE	Karpus	183 Sully’s Trail Road	—	—	282	39.50%
	Management,	Pittsford, NY 14534
	Inc.

BIE	Citigroup Global	388 Greenwich Street	—	—	310	29.60%
	Markets Inc.	New York, NY 10013

BBK	Citigroup Global	388 Greenwich Street	—	—	714	22.20%
	Markets Inc.	New York, NY 10013

BBK	Bank of America	Bank of America Corporate Center	—	—	561	17.50%
	Corporation	100 North Tryon Street
		Charlotte, NC 28255

BBK	Karpus	183 Sully’s Trail Road	—	—	612	19.15%
	Management,	Pittsford, NY 14534
	Inc.

BFK	Citigroup Global	388 Greenwich Street	—	—	1,777	15.20%
	Markets Inc.	New York, NY 10013

BFK	Bank of America	Bank of America Corporate Center	—	—	1,559	14.40%
	Corporation	100 North Tryon Street
		Charlotte, NC 28255

BFK	UBS AG	Bahnhofstrasse 45	—	—	1,009	9.31%
		PO Box CH-8021
		Zurich, Switzerland

Fund	Investor	Address	Common Stock Held	Common Stock % Held	AMPS Held	AMPS % Held

BLE	First Trust	120 East Liberty Drive, Suite 400	1,606,643	6.90%	—	—
	Portfolios L.P.	Wheaton, IL 60187

BLE	Bank of America	Bank of America Corporate Center	—	—	2,897	47.87%
	Corporation	100 North Tryon Street
		Charlotte, NC 28255

BLE	UBS AG	Bahnhofstrasse 45	—	—	370	6.14%
		PO Box CH-8021
		Zurich, Switzerland

BLJ	Citigroup Global	388 Greenwich Street	—	—	133	17.30%
	Markets Inc.	New York, NY 10013

BLJ	Bank of America	Bank of America Corporate Center	—	—	188	25.10%
	Corporation	100 North Tryon Street
		Charlotte, NC 28255

BLJ	UBS AG	Bahnhofstrasse 45	—	—	92	12.25%
		PO Box CH-8021
		Zurich, Switzerland

BLJ	Karpus	183 Sully’s Trail Road	—	—	236	31.40%
	Management,	Pittsford, NY 14534
	Inc.

BSE	Citigroup Global	388 Greenwich Street	—	—	318	19.10%
	Markets Inc.	New York, NY 10013

BSE	UBS AG	Bahnhofstrasse 45	—	—	307	18.92%
		PO Box CH-8021
		Zurich, Switzerland

BSE	Bank of America	Bank of America Corporate Center	—	—	93	5.70%
	Corporation	100 North Tryon Street
		Charlotte, NC 28255

BLH	Bank of America	Bank of America Corporate Center	—	—	474	37.70%
	Corporation	100 North Tryon Street
		Charlotte, NC 28255

BQH	Citigroup Global	388 Greenwich Street	—	—	244	27.20%
	Markets Inc.	New York, NY 10013

BQH	Bank of America	Bank of America Corporate Center	—	—	113	12.80%
	Corporation	100 North Tryon Street
		Charlotte, NC 28255

BQH	Bulldog	Park 80 West Plaza Two, Suite 750	—	—	200	22.60%
	Investors	Saddle Brook, NJ 07663

BFY	Bank of America	Bank of America Corporate Center	—	—	630	35.40%
	Corporation	100 North Tryon Street
		Charlotte, NC 28255

BCF	Morgan Stanley	1585 Broadway	2,917,483	5.10%	—	—
		New York, NY 10036

BQY	First Trust	120 East Liberty Drive, Suite 400	361,916	6.00%	—	—
	Portfolios L.P.	Wheaton, IL 60187

BQY	1607 Capital	4991 Lake Brook Drive, Suite 125	595,746	9.87%	—	—
	Partners, LLC	Glen Allen, VA 23060

BDT	Claymore	2455 Corporate West Drive	1,359,566	5.05%	—	—
	Securities Defined	Lisle, IL 60532
	Portfolios

BDT	First Trust	120 East Liberty Drive, Suite 400	3,442,419	12.80%	—	—
	Portfolios L.P.	Wheaton, IL 60187

BHV	Citigroup Global	388 Greenwich Street	—	—	146	30.00%
	Markets Inc.	New York, NY 10013

Fund	Investor	Address	Common Stock Held	Common Stock % Held	AMPS Held	AMPS % Held

BHV	UBS AG	Bahnhofstrasse 45	—	—	36	7.71%
		PO Box CH-8021
		Zurich, Switzerland

BHV	Karpus	183 Sully’s Trail Road	—	—	203	43.50%
	Management,	Pittsford, NY 14534
	Inc.

BPS	Citigroup Global	388 Greenwich Street	—	—	197	29.30%
	Markets Inc.	New York, NY 10013

BPS	Bank of America	Bank of America Corporate Center	—	—	109	16.70%
	Corporation	100 North Tryon Street
		Charlotte, NC 28255

BPS	UBS AG	Bahnhofstrasse 45	—	—	107	16.39%
		PO Box CH-8021
		Zurich, Switzerland

BPS	Karpus	183 Sully’s Trail Road	—	—	153	23.40%
	Management,	Pittsford, NY 14534
	Inc.

BSD	Citigroup Global	388 Greenwich Street	—	—	294	15.40%
	Markets Inc.	New York, NY 10013

BSD	Bank of America	Bank of America Corporate Center	—	—	414	24.10%
	Corporation	100 North Tryon Street
		Charlotte, NC 28255

(This page intentionally left blank.)

Appendix I

Section 16 Filings

Late Forms Relating to Each Fund’s Most Recently Concluded Fiscal Year

Fund	Filing Person	Number of Late Reports and Number of Related Transactions

BlackRock MuniAssets Fund, Inc.	Peter Hayes	One Form 4 relating to two transactions

I-1

Important Notice Regarding the Availability of
Proxy Materials for the Annual Shareholder
Meeting to Be Held on September 2, 2010

BlackRock Closed-End Funds

Registration Here

(For formatting: top of this box should be at lateral marker 2)

The control number below will allow you to access proxy information for all investments connected with this Meeting.

YOUR PROXY CONTROL NUMBER

123456789XXX

Dear Shareholder,	July 23, 2010

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet and by other means described below. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy materials available to you include a proxy statement and a proxy card.

The proxy statement is available at www.proxyonline.com.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before August 20, 2010 to facilitate timely delivery.

The Annual Meeting of Shareholders will be held at the offices of BlackRock Advisors, LLC, Park Avenue Plaza, 55 East 52nd Street, 11th Floor, New York, NY 10055, on Thursday, September 2, 2010, at 12:30 p.m. (Eastern time). That Meeting will be held for the following purposes:

1. To elect nominees to each Fund’s Board of Directors / Trustees; and

2. To transact such other business as may properly come before the Meeting or any adjournments, postponements or delays thereof.

The Board of Trustees / Directors recommends a vote “FOR” all Board Nominees.

You may attend the Meeting and vote your shares by ballot at that time. If you cannot attend or do not wish to attend the Meeting, please obtain proxy materials via one of the methods listed below and cast your vote promptly so that your shares may be represented.

Thank you in advance for your participation.

Sincerely,

Howard B. Surloff
Secretary of the Funds

Please address any correspondence regarding this matter to: BlackRock Closed-End Funds P.O. Box 6500 Carlstadt, NJ 07072

All proxy materials including the proxy statement can be obtained using one of the methods listed below.

INTERNET	E-MAIL	PHONE

Log on to the secure voting site	To request a copy of the proxy	Call toll-free 1-866-796-7185 and
www.proxyonline.com using the	materials send an e-mail with your	reference the control number listed
control number listed above. There	control number in the subject line	above to request a copy of the proxy
you may review the proxy materials,	to: mailproxy@proxyonline.com	materials. Proxy representatives will
request a hard copy of the materials	(To receive hard copies via the mail)	be ready to assist you Monday
and/or enter your voting instructions.	or emailproxy@proxyonline.com	through Friday from 9 a.m. to 10
You may also indicate your	(To receive electronic copies via e-	p.m. Eastern time.
instructions to receive all future	mail). To elect either method above
proxy materials from this issuer via	for all future proxy materials from
mail or e-mail.	this issuer please type “Permanent
Request” in the body of the e-mail.

SHAREHOLDER PRIVACY: Please note that no personal information other than the control number listed above is required to request proxy materials and/or issue your proxy voting instructions.

If you have any questions about obtaining proxy materials, please contact us at the number above.

BLACKROCK CLOSED-END FUNDS

** IMPORTANT NOTICE **

Regarding the Availability of Proxy Materials

You are receiving this communication because you hold shares in one of the BlackRock Closed-End Funds, and the materials you should review before you cast your vote are now available.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Shareholder Meeting to be held on 09/02/10

Proxy Materials Available

Proxy Statement & Proxy Card

PROXY MATERIALS - VIEW OR RECEIVE

You can choose to view the materials online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before 8/20/10.
HOW TO VIEW MATERIALS VIA THE INTERNET

Have the 12 Digit Control Number(s) available and visit: www.proxyvote.com
HOW TO REQUEST A COPY OF MATERIALS

1) BY INTERNET -	www.proxyvote.com
2) BY TELEPHONE -	1-800-579-1639
3) BY E-MAIL* -	sendmaterial@proxyvote.com

*If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information

Meeting Type:	Annual
Meeting Date:	09/02/10
Meeting Time:	12:30 p.m. (Eastern time)
For holders as of:	07/06/10

Meeting Location:

BlackRock Advisors, LLC
11th Floor
Park Avenue Plaza
55 East 52nd Street
New York, NY 10055

Directions to the meeting can be obtained by calling toll free at 1-866-796-7185.

How To Vote

Vote In Person

Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet

To vote now by Internet, go to
WWW.PROXYVOTE.COM.
Please refer to the proposals and follow the instructions.

Voting items

The Board of Directors recommends that you vote “FOR” the proposal.

1.      TO ELECT BOARD MEMBER NOMINEES

01) Richard E. Cavanagh

02) Kathleen F. Feldstein

03) Henry Gabbay

04) Jerrold B. Harris

Voting Instructions

(FUND NAME HERE) (appropriate share class name listed here) Proxy for Annual Meeting of Shareholders—September 2, 2010

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES

The undersigned hereby appoints Anne Ackerley, Brendan Kyne and Jay Fife, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of the above named fund held of record by the undersigned on July 6, 2010 at the Annual Meeting of Shareholders of the Fund to be held on September 2, 2010 or at any adjournments, postponements or delays thereof.

The validity of this proxy is governed by Delaware, Massachusetts or Maryland law, as applicable. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Annual Meeting of Shareholders.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE BOARD NOMINEES.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE ANNUAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

PLEASE FOLD HERE AND RETURN ENTIRE BALLOT – DO NOT DETACH
-------------------------------------------------------------------------------------------------------------------------

BY INTERNET To vote on the Internet, go to www.proxyonline.com and enter the 12-digit control number found on the reverse side of this Proxy Card. Follow the instructions provided.

BY TELEPHONE
To vote by telephone, call toll free 866-458-9863 and enter the 12-digit control number found on the reverse side of this Proxy Card. Follow the instructions provided. This touch-tone voting service is available 24 hours a day, seven days a week.

BY MAIL
To vote by mail, mark the appropriate voting box on the reverse side of this Proxy Card, sign and date the Proxy Card and return it in the enclosed postage-paid envelope or mail to: BlackRock Closed-End Funds, P.O. Box 6500, Carlstadt, NJ 07072.

(FUND NAME HERE)

CONTROL NUMBER

SAMPLE BALLOT ONLY

PLEASE CAST YOUR VOTE PROMPTLY. EVERY SHAREHOLDER'S VOTE IS IMPORTANT.

THIS PROXY CARD MUST BE SIGNED AND DATED FOR YOUR INSTRUCTIONS TO BE COUNTED AND WILL BE VOTED IN THE MANNER INDICATED, OR IF NO INSTRUCTION HAS BEEN INDICATED BELOW, A VOTE WILL BE CAST “FOR” EACH BOARD MEMBER NOMINEE. PLEASE VOTE, SIGN AND DATE BELOW AND RETURN YOUR PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE MARK THE BOXES BELOW IN BLUE OR BLACK INK.

To vote the proxy for all Board Member Nominees in the same manner, please use the boxes below.

	FOR ALL	ABSTAIN ALL
	|_|	|_|

To vote for each Board Member Nominee individually, please use these boxes.

1. TO ELECT BOARD MEMBER NOMINEES	FOR	ABSTAIN
Richard E. Cavanagh	|_|	|_|
Kathleen F. Feldstein	|_|	|_|
Henry Gabbay	|_|	|_|
Jerrold B. Harris	|_|	|_|

Please be sure to sign and date this Proxy Card. Please sign exactly as your name(s) appear(s) on this Proxy Card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

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Shareholder sign here

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Joint owner sign here

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Date

(BARCODE HERE)	(TAGID HERE)	(CUSIP HERE)